As filed with the Securities and Exchange Commission on December 5, 2012

File No. 333-37115

ICA No. 811-08399

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 59	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 61	☒

PIMCO Variable Insurance Trust

(Exact name of Registrant as Specified in Trust Instrument)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

(Area Code and Telephone Number)

(866) 746-2606

Copy to:

Robert W. Helm, Esq. Brendan C. Fox, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Brent R. Harris Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)
☒ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 59 to the Registration Statement of PIMCO Variable Insurance Trust (the “Registrant”) on Form N-1A (File No. 333-37115) is being filed to register Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio, an existing series of the Registrant. This Amendment does not affect the currently effective prospectuses and Statement of Additional Information for other series and classes of the Trust’s shares not included herein.

The information in this prospectus is not complete and may be changed. Shares of the Fund may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus	Subject to Completion
Share Class: Advisor Class	[__], 2013
PIMCO Variable Insurance Trust Prospectus

STRATEGIC ASSET ALLOCATION PORTFOLIO WITH DYNAMIC RISK MANAGEMENT

PIMCO Global Diversified Allocation Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Advisor Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Descriptions of the Underlying PIMCO Funds

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Global Diversified Allocation Portfolio

Investment Objective

The Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Advisor Class
Management Fee	[__]
Distribution and/or Service (12b-1) Fees	[__]
Other Expenses[1]	[__]
Acquired Fund Fees and Expenses[2]	[__]
Total Annual Portfolio Operating Expenses	[__]
Fee Waiver and/or Expense Reimbursement[3],4	([__])
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	[__]
(1)	Estimated organizational expenses for the Portfolio's first fiscal year.
(2)	Acquired Fund Fees and Expenses are based on the estimated amounts for the Portfolio's first fiscal year.
(3)

PIMCO has contractually agreed, through [__], to waive its supervisory and administrative fee, or reimburse the Portfolio, to the extent that organizational expenses and pro rata Board of Trustees' fees exceed 0.0049% of the Portfolio's average net assets attributable to Advisor Class shares (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Board of Trustees' fees, plus such recoupment, do not exceed the Expense Limit.

(4)

PIMCO has contractually agreed, through [__], to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Advisor Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$[__]	$[__]_	$[__]	$[__]

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was [__] of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds ("Underlying PIMCO Funds"), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, "Acquired Funds"). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio's investments will be utilized, in part, in seeking to limit the Portfolio's overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a financial instrument over time and typically results from rapid price swings. For example, in a more volatile market environment, PIMCO may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the Portfolio's volatility. PIMCO's use of Acquired Funds and direct investments in seeking to manage volatility will be consistent with the Portfolio's target asset allocation guidelines described below. Under normal conditions, the Portfolio will seek to target an annualized volatility level of approximately 10%. A higher volatility level indicates more frequent or rapid up and down fluctuations in the value of the Portfolio relative to a lower volatility level. There can be no assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results.

On average, the Portfolio will target approximately 60% equity-related exposure and 40% Fixed Income Instruments-related exposure; however, the Portfolio may adjust its overall equity exposure in seeking to manage the Portfolio's overall volatility. The Portfolio will normally limit its equity-related exposure to 15% to 80% of its total assets. The Portfolio will typically seek to gain equity-related exposure by investing in derivatives, including, but not limited to, options, futures contracts or swap agreements, common stock, preferred stock, equity securities of real estate investment trusts and/or equity-related Acquired Funds. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Portfolio may invest in both investment-grade securities and high yield securities ("junk bonds"), subject to a maximum of 10% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

As part of its investment process, PIMCO will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the Portfolio's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Additional information for the Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Portfolio's  investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Portfolio's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Portfolio is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Portfolio's prospectus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Portfolio does not have a full calendar year of perfor-
mance. Thus, no bar chart or Average Annual Total Returns table is included for the Portfolio. Performance is updated monthly and may be obtained at http://pvit.pimco-funds.com.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market,with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is jointly managed by Vineer Bhansali and Josh Davis. Dr. Bhansali is a Managing Director of PIMCO. Dr. Davis is a Senior Vice President of PIMCO.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments in the Acquired Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

As the Portfolio may invest in shares of the Acquired Funds, the risks of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. However, as the Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Portfolio may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to "Portfolios" includes both the Portfolio and Acquired Funds. Where necessary in this section, the Portfolio is specifically referred to as the "Portfolio."

Allocation Risk

The Portfolio's investment performance will depend upon how its assets are allocated and reallocated according to the Portfolio's asset allocation targets and ranges. A principal risk of investing in the Portfolio is that PIMCO will make less than optimal or poor asset allocation decisions. PIMCO attempts to identify investment allocations that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Portfolio as a result of these allocation decisions.

Acquired Fund Risk

Because the Portfolio may invest its assets in Acquired Funds, the risks associated with investing in the Portfolio may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Acquired Fund, which may vary.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments held in the Portfolio's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The value of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than Portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Portfolio that invests in such securities should be considered speculative.

Distressed Company Risk

The Portfolio's investments in securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominately speculative with respect to the issuers continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as equity, interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk

The Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, may each concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, and, to the extent the Portfolio invests in certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, the Portfolio, may be more susceptible to risks associated with those sectors.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk

A Portfolio that invests in real estate investment trusts ("REITs") or real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The Portfolios also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Portfolio to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities (or the value of the Underlying PIMCO Funds). Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent the Portfolio borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Portfolio's investment returns, resulting in greater losses.

Smaller Company Risk

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

The Portfolio and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO, or in the case of a Portfolio that is not managed by PIMCO, such other Portfolio's investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio and the Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Portfolios and may also adversely affect the ability of the Portfolios to achieve their investment objectives. Because the PIMCO Fundamental IndexPLUS® TR Fund and PIMCO Fundamental Advantage Total Return Strategy Fund, which are Underlying PIMCO Funds, invest in derivatives that are linked to Enhanced RAFI® 1000, the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, an Underlying PIMCO Fund, invests in derivatives that are linked to Enhanced RAFI® Emerging Markets Fundamental Index, the PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, an Underlying PIMCO Fund, invests in derivatives that are linked to the Enhanced RAFI® Small Company Fundamental Index, and the PIMCO International Fundamental IndexPLUS® TR Strategy Fund, an Underlying PIMCO Fund, invests in derivatives that are linked to the Enhanced RAFI® Developed ex-U.S. Fundamental Index, they will be subject to the risks associated with the management of Enhanced RAFI® 1000, Enhanced RAFI® Emerging Markets Fundamental Index, Enhanced RAFI® Small Company Fundamental Index and Enhanced RAFI® Developed ex-U.S. Fundamental Index, respectively, by the sub-adviser to such Underlying PIMCO Funds.

Tax Risk

The PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, gain exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Each of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund may also gain exposure indirectly to commodity markets by investing in its respective subsidiary (each a "Subsidiary" and collectively, the "Subsidiaries"), which invests primarily in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. In order for the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, each Underlying PIMCO Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under "Tax Consequences-A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds", the Internal Revenue Service (the "IRS") issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income. Based on the reasoning in such rulings, the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in their respective Subsidiaries. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gains generated by investments in commodity-linked notes and income generated by investments in a subsidiary.

If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from investments in a Subsidiary does not constitute qualifying income, certain Underlying PIMCO Funds, including the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommoditiesPLUS® Short Strategy Fund, might be adversely affected and would be required to reduce their exposure to such investments which might result in difficulty in implementing their investment strategies and increased costs and taxes. The use of commodity index-linked notes and investments in a Subsidiary involve specific risks. See "Characteristics and Risks of Securities and Investment Techniques- Derivatives-A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds" below for further information regarding commodity index-linked notes, including the risks associated with these instruments. In addition, see "Characteristics and Risks of Securities and Investment Techniques-Investments in Wholly-Owned Subsidiary" below for further information regarding the Subsidiaries, including the risks associated with investing in the Subsidiaries.

Subsidiary Risk

By investing in each of their respective Subsidiaries, each of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, is indirectly exposed to the risks associated with the respective Subsidiary's investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Underlying PIMCO Funds and are subject to the same risks that apply to similar investments if held directly by the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund or PIMCO CommoditiesPLUS® Strategy Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiaries will be achieved.

The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this prospectus, are not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund and/or the Subsidiaries to operate as described in this prospectus and Statement of Additional Information and could adversely affect the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditesPLUS® Short Strategy Fund and, to the extent the Portfolio invests in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund or PIMCO CommoditiesPLUS® Strategy Fund, the Portfolio.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Value Investing Risk

Value investing attempts to identify companies that the portfolio managers believe to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio managers believe will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

Arbitrage Risk

An Underlying PIMCO Fund that invests in securities purchased pursuant to an arbitrage strategy in order to take advantage of a perceived relationship between the value of two securities presents certain risks. Securities purchased or sold short pursuant to an arbitrage strategy may not perform as intended, which may result in a loss to the Underlying PIMCO Fund. Additionally, issuers of a security purchased pursuant to an arbitrage strategy are often engaged in significant corporate events, such as restructurings, acquisitions, mergers, takeovers, tender offers or exchanges, or liquidations. Such corporate events may not be completed as initially planned or may fail.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security. Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2012, PIMCO had approximately $[__] trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  The Portfolio will pay monthly Management Fees to PIMCO at the average annual rate of [__]% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. The Portfolio will pay monthly advisory fees to PIMCO at the annual rate of [__]% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract will be available in the Portfolio's first Annual Report or Semi-Annual Report to shareholders.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Advisor Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Advisor Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Portfolio will pay PIMCO monthly supervisory and administrative fees at the annual rate of [__]% for Advisor Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Fund of Funds Fees

The Portfolio pays advisory and supervisory and administrative fees directly to PIMCO at an annual rate stated above, based on the average daily net assets attributable in the aggregate to the Portfolio's Advisor Class shares. The Portfolio also indirectly pays its proportionate share of the supervisory and administrative fee charged by PIMCO to the Underlying PIMCO Funds in which the Portfolio invests.

PIMCO has contractually agreed, through [__], to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

The Acquired Fund Fees and Expenses shown in the Annual Portfolio Operating Expenses table may be higher than the Underlying PIMCO Fund Expenses used for purposes of the Expense Reduction shown in that table due to differences in the methods of calculation. Any portion of Acquired Fund Fees and Expenses that is comprised of Underlying PIMCO Fund Expenses, as required to be shown in the Annual Portfolio Operating Expenses table, is calculated using the total operating expenses for each Underlying PIMCO Fund over the Portfolio's average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Portfolio Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the Expense Reduction when the Portfolio employs leverage as an investment strategy.

The expenses associated with investing in a "fund of funds" are generally higher than those for mutual funds that do not invest primarily in other mutual funds. The cost of investing in a fund of funds Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. To the extent the Portfolio invests in Underlying PIMCO Funds, the Portfolio will invest in Institutional Class or Class M shares of the Underlying PIMCO Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by the Institutional Class or Class M shareholders of the Underlying PIMCO Funds. Because the Portfolio invests in Institutional Class or Class M shares of the Underlying PIMCO Funds, shareholders of the Portfolio indirectly bear a proportionate share of these expenses, depending on how the Portfolio's assets are allocated from time to time among the Underlying PIMCO Funds.

For a complete description of an Underlying PIMCO Fund, please see the Underlying PIMCO Fund's Institutional Class or Class M prospectus. For a summary description of the Underlying PIMCO Funds, please see the "Description of the Underlying PIMCO Funds" section in this prospectus.

Annual Underlying PIMCO Fund Expenses

(Based on the average daily net assets attributable to an Underlying PIMCO Fund's Institutional Class shares or Class M shares in the case of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds)

Underlying PIMCO Fund	Management Fees[1]	Other Expenses[2]	Total Fund Operating Expenses
PIMCO California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
PIMCO California Municipal Bond Fund	0.44	0.07	0.51
PIMCO California Short Duration Municipal Income Fund	0.33	0.00	0.33
PIMCO CommoditiesPLUS® Short Strategy Fund	0.79	0.12	0.91[3]
PIMCO CommoditiesPLUS® Strategy Fund	0.74	0.15	0.89[4]
PIMCO CommodityRealReturn Strategy Fund®	0.74	0.16	0.90[5]
PIMCO Convertible Fund	0.65	0.03	0.68
PIMCO Credit Absolute Return Fund	0.90	0.00	0.90
PIMCO Diversified Income Fund	0.75	0.00	0.75
PIMCO Dividend and Income Builder Fund	0.99	0.00	0.99[6]
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	1.25	0.00	1.25
PIMCO Emerging Local Bond Fund	0.90	0.00	0.90
PIMCO Emerging Markets Bond Fund	0.83	0.00	0.83
PIMCO Emerging Markets Corporate Bond Fund	1.25	0.00	1.25
PIMCO Emerging Markets Currency Fund	0.85	0.00	0.85
PIMCO EqS Dividend Fund	0.99	0.00	0.99[6]
PIMCO EqS Emerging Markets Fund	1.45	0.00	1.45[7]
PIMCO EqS Long/Short Fund	1.49	0.49	1.98
PIMCO EqS Pathfinder Fund®	1.05	0.03	1.08[6]
PIMCO Extended Duration Fund	0.50	0.00	0.50
PIMCO Floating Income Fund	0.55	0.00	0.55
PIMCO Foreign Bond Fund (Unhedged)	0.50	0.00	0.50
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.50	0.00	0.50
PIMCO Fundamental Advantage Total Return Strategy Fund	0.89	0.02	0.91
PIMCO Fundamental IndexPLUS® TR Fund	0.79	0.00	0.79
PIMCO Global Advantage® Strategy Bond Fund	0.70	0.00	0.70
PIMCO Global Bond Fund (Unhedged)	0.55	0.00	0.55
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.55	0.00	0.55
PIMCO GNMA Fund	0.50	0.00	0.50
PIMCO Government Money Market Fund	0.18	0.00	0.18[8]
PIMCO High Yield Fund	0.55	0.00	0.55
PIMCO High Yield Municipal Bond Fund	0.55	0.00	0.55
PIMCO High Yield Spectrum Fund	0.60	0.00	0.60
PIMCO Income Fund	0.45	0.16	0.61
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.84	0.00	0.84
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.64	0.00	0.64
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Hedged)	0.75	0.01	0.76
PIMCO Investment Grade Corporate Bond Fund	0.50	0.00	0.50
PIMCO Long Duration Total Return Fund	0.50	0.00	0.50
PIMCO Long-Term Credit Fund	0.55	0.00	0.55
PIMCO Long-Term U.S. Government Fund	0.475	0.01	0.485
PIMCO Low Duration Fund	0.46	0.00	0.46
PIMCO Low Duration Fund II	0.50	0.00	0.50
PIMCO Low Duration Fund III	0.50	0.00	0.50
PIMCO Moderate Duration Fund	0.46	0.00	0.46
PIMCO Money Market Fund	0.32	0.00	0.32[8]
PIMCO Mortgage-Backed Securities Fund	0.50	0.00	0.50
PIMCO Municipal Bond Fund	0.44	0.00	0.44
PIMCO National Intermediate Municipal Bond Fund	0.45	0.07	0.52
PIMCO New York Municipal Bond Fund	0.445	0.00	0.445
PIMCO Real Income 2019 Fund®	0.39	0.00	0.39
PIMCO Real Income 2029 Fund®	0.39	0.00	0.39
PIMCO Real Return Asset Fund	0.55	0.03	0.58
PIMCO Real Return Fund	0.45	0.02	0.47
PIMCO RealEstateRealReturn Strategy Fund	0.74	0.04	0.78
PIMCO Senior Floating Rate Fund	0.80	0.00	0.80
PIMCO Short Asset Investment Fund	0.34	0.02	0.36
PIMCO Short Duration Municipal Income Fund	0.33	0.00	0.33
PIMCO Short-Term Fund	0.45	0.01	0.46
PIMCO Small Cap StocksPLUS® TR Fund	0.69	0.00	0.69
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.84	0.00	0.84
PIMCO StocksPLUS® Fund	0.50	0.00	0.50
PIMCO StocksPLUS® Long Duration Fund	0.59	0.00	0.59
PIMCO StocksPLUS® Total Return Fund	0.64	0.00	0.64
PIMCO StocksPLUS® TR Short Strategy Fund	0.64	0.02	0.66
PIMCO Tax Managed Real Return Fund	0.45	0.00	0.45
PIMCO Total Return Fund	0.46	0.00	0.46
PIMCO Total Return Fund II	0.50	0.00	0.50
PIMCO Total Return Fund Fund III	0.50	0.00	0.50
PIMCO Total Return Fund IV	0.50	0.00	0.50
PIMCO Treasury Money Market Fund	0.18	0.03	0.21[8],9
PIMCO Unconstrained Bond Fund	0.90	0.01	0.91
PIMCO Unconstrained Tax Managed Bond Fund	0.70	0.00	0.70
(1)	"Management Fees" reflect an advisory fee and a supervisory and administrative fee payable by an Underlying PIMCO Fund to PIMCO.
(2)

Other Expenses includes expenses such as organizational expenses, interest expense, taxes, governmental fees, pro rata Trustees' fees and acquired fund fees and expenses attributable to the Institutional Class or Class M shares. For the PIMCO California Municipal Bond Fund, PIMCO EqS Long/Short Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Short Asset Investment Fund and PIMCO Treasury Money Market Fund, Other Expenses are based on estimated amounts for the initial fiscal year of each Fund's Institutional Class shares and include each PIMCO Fund's organizational expenses. The PIMCO Treasury Money Market Fund has not commenced operations as of the date of this prospectus.

(3)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund IV Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(4)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(5)

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

(6)

PIMCO has contractually agreed, through October 31, 2013, to reduce its advisory fee by 0.16% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

(7)

PIMCO has contractually agreed, through October 31, 2013, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

(8)	To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses.
(9)

PIMCO has contractually agreed, through July 31, 2013, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class M shares (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees plus such recoupment, do not exceed the Expense Limit.

Individual Portfolio Managers

The following individuals have primary responsibility for managing the Portfolio.

Portfolio	Portfolio Managers	Since	Recent Professional Experience
PIMCO Global Diversified Allocation	Vineer Bhansali	4/12*

Managing Director, PIMCO. He is a Portfolio Manager, the firm-wide head of analytics for portfolio management, and a senior member of PIMCO's portfolio management group. Dr. Bhansali joined PIMCO in 2000, previously having been associated with Credit Suisse First Boston as a vice president in proprietary fixed-income trading.

	Josh Davis	4/12*

Senior Vice President, PIMCO. He is a member of PIMCO's global quantitative portfolio group and focuses on portfolio solutions and quantitative strategy, including asset allocation, tail risk hedging, foreign exchange and variable annuities. Prior to joining PIMCO in 2008, he was a consulting strategist with Prime International Trading in Chicago.

(*)	Inception of the Portfolio.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Advisor Class Shares

The Trust offers investors Advisor Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Advisor Class shares.

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Distribution and/or Service (12b-1) Fees – Advisor Class Shares. The Trust has adopted a Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the "Distribution and Servicing Plan"). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries certain services in connection with the distribution and marketing of Advisor Class shares and/or certain shareholder services to Advisor Class shareholders.

The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to its Advisor Class shares. Payments are accrued daily and paid periodically. Because these fees are paid out of the Portfolio's Advisor Class assets on an ongoing basis, over time they will increase the cost of an investment in Advisor Class shares, and Distribution and Servicing Plan fees may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Advisor Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Distribution and Servicing Plan fees paid with respect to Advisor Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Advisor Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges  and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO Commodities PLUS® Strategy Fund, Underlying PIMCO Funds. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that each Underlying PIMCO Fund derives at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, each Underlying PIMCO Fund's ability to utilize commodity linked swaps as part of its investment strategy is limited to amaximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income to the Underlying PIMCO Fund, even if that subsidiary itself owns commoditylinked swaps. Based on the reasoning in such rulings, the Underlying PIMCO Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in their respective Subsidiary.

In July 2011, the IRS suspended the issuance of the private letter rulings discussed above and is reviewing the conclusions of those rulings. There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Portfolio's commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the commodity-linked investments of the Portfolio, there would likely be a significant adverse impact on the Underlying PIMCO Funds, including the possibility of failing to qualify as a regulated investment company. If an Underlying PIMCO Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Underlying PIMCO Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and an Underlying PIMCO Fund's investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Underlying PIMCO Fund's taxable income or any distributions made by the Underlying PIMCO Fund or result in the inability of the Underlying PIMCO Fund to operate as described in its Prospectus.

A Note on the PIMCO CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund. Periodic adjustments for inflation to the principal amount of an inflation-indexed bondmay give rise to original issue discount, which will be includable in the Underlying PIMCO Fund's gross income. Due to original issue discount, the Underlying PIMCO Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Underlying PIMCO Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

As the Portfolio may invest in shares of the Acquired Funds, the risks of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. However, as the Portfolio may also invest its assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the Portfolio may be directly exposed to certain risks described below.

This section provides additional information about some of the principal investments and related risks of the Portfolio and of certain Acquired Funds described under "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio and certain Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund's investments are described more fully in each Acquired Fund's prospectus. Accordingly, please see an Acquired Fund's prospectus for amore complete description of the Acquired Fund and the risks associated with its investments.

Most of the securities and investment techniques described herein are discretionary, which means that PIMCO, or in the case of a fund that is notmanaged by PIMCO, such fund's investment adviser and subadviser, as applicable, can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio or Acquired Funds. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio seeks total return. The total return sought by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates; foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for an Underlying PIMCO Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Underlying PIMCO Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio, to the extent permitted under the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. The Portfolio may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest up to 5% of its total assets in any combination of mortgage related or other asset-backed IO, PO or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Volatility

Volatility measures the variability in the price of an investment over time. A higher volatility level signifies an investment's value may fluctuate over a larger range within a short period of time, either up or down. A lower volatility level means an investment's value is more likely to change within a narrower range, or less frequently, over time. The more volatile the portfolio holdings of a Portfolio, the less predictable the returns for the Portfolio. Higher volatility levels may indicate heightened risk of losses.

PIMCO's use of investments in seeking to manage a Portfolio's volatility will be consistent with the Portfolio's asset allocation guidelines. Although asset allocation cannot eliminate investment risk or losses, it may provide opportunities to manage a Portfolio's volatility relative to a Portfolio's target annualized volatility level.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While certain Underlying PIMCO Funds will generally invest in equity derivatives, each such Underlying PIMCO Fund may invest without limit directly in equity securities, including common stocks, preferred stocks and convertible securities. In addition, the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, each an Underlying PIMCO Fund, may invest in equity securities of issuers in commodity-related industries, and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, may invest in REITs and equity securities of issuers in real estate-related industries. The Portfolio may also invest directly in equity securities. When investing directly in equity securities, the Portfolio will not be limited to only those equity securities with any particular weighting in the Portfolio's respective benchmark indexes, if any.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the some securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds. In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under "Tax Consequences-A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds," the Underlying PIMCO Funds will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in their respective Subsidiary (as discussed below). The Underlying PIMCO Funds may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Underlying PIMCO Funds economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Underlying PIMCO Fund may receive more or less principal than it originally invested. The Underlying PIMCO Funds might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Underlying PIMCO Funds may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between an Underlying PIMCO Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

As described below under "Characteristics and Risks of Securities and Investment Techniques-Investments in Wholly-Owned Subsidiary," each Underlying PIMCO Fund may gain exposure to commodity markets by investing in its respective Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The IRS issued a revenue ruling that limits the extent to which the Underlying PIMCO Funds may invest directly in commodity linked swaps or certain other commodity-linked derivatives. Each Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See "Tax Consequences-A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds" above for further information.

Investments in the Wholly-Owned Subsidiary

Investments in its respective Subsidiary are expected to provide the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under "Tax Consequences-A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds."

It is expected that each Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the Underlying PIMCO Funds may enter into these commodity-linked derivative instruments directly, each Underlying PIMCO Fund will likely gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Underlying PIMCO Fund's investment in its Subsidiary will likely increase. Each Subsidiary will also invest in inflation indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position, common and preferred stocks as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps.

To the extent that the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund invests in its respective Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus. While each Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all the investor protections of the 1940 Act. Investments in its respective Subsidiary are expected to provide the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under "Tax Consequences-A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds." It is expected that each Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the Underlying PIMCO Funds may enter into these commodity-linked derivative instruments directly, each Underlying PIMCO Fund will likely gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Underlying PIMCO Fund's investment in its Subsidiary will likely increase. Each Subsidiary will also invest in inflation indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position, common and preferred stocks as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that a Underlying PIMCO Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While each Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund and/or each Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Underlying PIMCO Funds.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in Underlying PIMCO Funds and, to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange traded funds and exchange-traded vehicles. Each Underlying PIMCO Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values.

The Portfolio and each Underlying PIMCO Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio's performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the Portfolio will directly bear these expenses to the extent that it invests in other securities and instruments. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Strategies

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objectives of the Portfolio and certain Underlying PIMCO Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval. The investment objectives of certain Underlying PIMCO Funds are fundamental and may not be changed without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Descriptions of the Underlying PIMCO Funds

The Portfolio may invest in some or all Underlying PIMCO Funds as discussed above. Because none of the Underlying PIMCO Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future and in other affiliated and unaffiliated funds. For a complete description of an Underlying PIMCO Fund, please see that Underlying PIMCO Fund's Institutional Class prospectus or Class M prospectus, which is incorporated herein by reference and is available free of charge by telephoning at 1-800-927-4648.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality[1]	Non–U.S. Dollar Denominated Securities[2]
Short Duration	PIMCO Money Market	Money market instruments	less than equal 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; less than equal 3% of total assets Prime 2	0%
	PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	less than equal 1 year	Caa to Aaa; max 10% of total assets below B	No Limitation
	PIMCO Short Asset Investment	Short maturity fixed income instruments	less than equal 1.5 year	Baa to Aaa	0%
	PIMCO Short–Term	Money market instruments and short maturity fixed income instruments	less than equal 1 year	B to Aaa; max 10% of total assets below Baa	0-10% of total assets
	PIMCO Low Duration	Short maturity fixed income instruments	1-3 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%
	PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Intermediate Duration	PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO High Yield	Higher yielding fixed income securities	+/-2 years of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0-20% of total assets
	PIMCO High Yield Spectrum	High yielding fixed income securities	+/-1 year of its benchmark	No Limitation	No Limitation
	PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO Senior Floating Rate	Portfolio of senior secured loans, senior corporate debt and other senior fixed income instruments	+/-1 year of its benchmark	Max 5% of total assets below Caa	0-20% of total assets
	PIMCO Total Return	Intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/-2 years of its benchmark	Baa to Aaa	0%
	PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Total Return IV	Diversified portfolio of fixed income instruments of varying maturities	+/- 1.5 years of its benchmark	Baa to Aaa	0-15% of total assets
	PIMCO Investment Grade Corporate Bond	Corporate fixed income securities	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Long Duration	PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	greater than equal 8 years	A to Aaa	0%
	PIMCO Long-Term Credit	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
Income	PIMCO Income	Broad range of fixed income instruments	2-8 years	Caa to Aaa; max 50% of total assets below Baa	No Limitation
Real Return Strategy	PIMCO Real Return	Inflation-indexed fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Real Return Asset	Inflation-indexed fixed income securities	+/-4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
	PIMCO CommoditiesPLUS® Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	less than equal 1 year	Baa to Aaa; max 10% of total assets below A	0-10%
	PIMCO CommodityReal-Return Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	less than equal 10 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO RealEstateReal-Return Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	less than equal 10 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Tax Managed Real Return	Investment grade municipal bonds (including pre-refunded municipal bonds) and inflation-indexed securities	less than equal 8 years for the fixed income portion of the portfolio	Baa to Aaa	0-5% of total assets
Tax Exempt	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	less than equal 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO California Municipal Bond	Municipal securities (exempt from federal and California income tax)	7-12 years	B to Aaa; max 10% of total assets below Baa	0%
	PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	less than equal 3 years	Baa to Aaa	0%
	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% of total assets below Baa	0%
	PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% of total assets below Baa	0%
	PIMCO National Intermediate Municipal Bond	Municipal securities (exempt from federal income tax)	3-9 years	Ba to Aaa; max 10% of total assets below Baa	0%
	PIMCO New York Municipal Bond	Intermediate to long–term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% of total assets below Baa	0%
	PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4-11 years	No Limitation	0%
International	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	less than equal 8 years	Max 15% of total assets below B	greater than equal 80%[3], of assets
	PIMCO Emerging Markets Currency	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	less than equal 8 years	Max 15% of total assets below B	greater than equal 80%[3], of assets
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	greater than equal 80%[3], of assets
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	greater than equal 80%[3], of assets
	PIMCO Global Advantage® Strategy Bond	U.S. and non-U.S. fixed income instruments	less than equal 8 years	Max 15% of total assets below B	No Limitation
	PIMCO Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-20% of total assets
	PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	No Limitation
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3-8 years	Max 10% below B	No Limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/-2 years of its benchmark	Max 15% of total assets below B	greater than equal 80%[3], of assets
	PIMCO Emerging Markets Corporate Bond	Emerging market and infrastructure fixed income instruments	less than equal 10 years	Max 20% of total assets below Ba	No Limitation
Convertible	PIMCO Convertible	Convertible securities	N/A	Max 20% of total assets below B	0-30% of total assets
Absolute Return	PIMCO Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation
	PIMCO Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(-3) to 10 years	Max 40% of total assets below Baa	0-50% of total assets
	PIMCO Credit Absolute Return	Broad range of fixed income instruments	0 to 6 years	Max 50% of total assets below B-	No Limitation
Domestic Equity-Related Index	PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 Index hedged by short exposure to the S&P 500 Index, backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	No Limitation
	PIMCO Fundamental IndexPLUS® TR	Enhanced RAFI® 1000 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/-2 years of Barclays Long-Term Government/Credit Index[4]	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	less than equal 1 year	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	PIMCO Small Company Fundamental IndexPLUS® TR Strategy	Enhanced RAFI® Small Company Fundamental Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	Max 10% of total assets below Baa	No Limitation
	PIMCO Dividend and Income Builder	Diversified portfolio of income producing assets	N/A	N/A	No Limitation
	PIMCO EqS Dividend	Equity securities of attractively valued issuers that currently pay dividends	N/A	N/A	No Limitation
	PIMCO EqS Long/Short	Long and short exposure to equity securities	N/A	N/A	No Limitation
International Equity-Related	PIMCO EM Fundamental IndexPLUS® TR Strategy	Enhanced RAFI® Emerging Markets Fundamental Index® derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	No Limitation
	PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30%[5], of total assets
	PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30%[5], of total assets
	PIMCO International Fundamental IndexPLUS® TR Strategy	Enhanced RAFI® Developed ex-U.S. Fundamental Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	Max 10% of total assets below Baa	No Limitation
	PIMCO EqS Emerging Markets	Diversified portfolio of investments economically tied to emerging market countries	N/A	N/A	No Limitation
	PIMCO EqS Pathfinder®	Equity securities of issuers that PIMCO believes are undervalued	N/A	N/A	No Limitation
U.S. Government Securities	PIMCO Government Money Market	U.S. government securities	less than equal 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1;=3% of total assets Prime 2	0%
Treasury	PIMCO Treasury Money Market	U.S. Treasury securities	less than equal 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1;=3% of total assets Prime 2	0%
Short Strategy	PIMCO CommoditiesPLUS® Short Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	less than equal 1 year	Baa to Aaa; max 10% of total assets below A	0-10%
	PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
(1)	As rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.
(2)

Each Underlying PIMCO Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Total Return II and PIMCO Treasury Money Market Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	The Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.
(5)	Limitation with respect to the Underlying PIMCO Fund's fixed income investments. The Underlying PIMCO Fund may invest without limit in equity securities denominated in non-U.S. currencies.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. For the PIMCO Global Diversified Allocation Portfolio, the information below reflects financial results for Administrative Class shares of the Portfolio, which are offered in a different prospectus. Advisor Class shares of the Portfolio had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Advisor Class shares of the Portfolio to the extent that the Advisor Class has higher expenses than the Administrative Class. The performance does not reflect Variable Contract fees and expenses. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). [The information for the fiscal year ended December 31, 2012 has been audited by [ ], whose report, along with the Portfolio's financial statements, are included in the Trust's annual report to shareholders. The information for the semi-annual period ended June 30, 2012 is unaudited, and is included in the Trust's semi-annual report to shareholders. The information for the period ended June 30, 2012 has been derived from the Portfolio's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that PIMCO considers necessary for a fair presentation of such information. The annual report and semi-annual report are available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report and semi-annual report are also available for download free of charge on the Trust's Website at http://pvit.pimco-funds.com.]

[To be provided by amendment.]

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

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Nature of and provisions of the obligation;

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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	[__]_[__]

PIMCO Variable Insurance Trust

Statement of Additional Information

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Variable Insurance Trust (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end management investment company (“mutual fund”) currently consisting of twenty (20) separate investment portfolios (the “Portfolios”): the PIMCO Diversified Income Portfolio; the PIMCO Emerging Markets Bond Portfolio; the PIMCO Foreign Bond Portfolio (Unhedged); the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged); the PIMCO Global Advantage® Strategy Bond Portfolio; the PIMCO Global Bond Portfolio (Unhedged); the PIMCO High Yield Portfolio; the PIMCO Long-Term U.S. Government Portfolio; the PIMCO Low Duration Portfolio; the PIMCO Money Market Portfolio; the PIMCO Real Return Portfolio; the PIMCO Short-Term Portfolio; the PIMCO Total Return Portfolio; the PIMCO Unconstrained Bond Portfolio (together, the “Fixed Income Portfolios”); the PIMCO All Asset Portfolio; the PIMCO All Asset All Authority Portfolio; the PIMCO CommodityRealReturn® Strategy Portfolio; the PIMCO Global Diversified Allocation Portfolio; the PIMCO Global Multi-Asset Portfolio; and the PIMCO Global Multi-Asset Managed Volatility Portfolio. The Trust offers up to four classes of shares of the Portfolios: Administrative Class, Institutional Class, Advisor Class and Class M.

The Portfolios’ Administrative Class shares are generally offered through the Administrative Prospectus dated April 30, 2012, the Portfolios’ Institutional Class shares are generally offered through the Institutional Prospectus dated April 30, 2012, the Portfolios’ Advisor Class and Class M shares are generally offered through a combined Advisor/M Prospectus dated April 30, 2012, certain Portfolios’ Administrative, Institutional, Advisor and M Class shares are offered through separate prospectuses each dated April 30, 2012 and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio are offered through a separate prospectus dated [ ], 2013 (collectively, the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 840 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Portfolios.

Shares of the Portfolios are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable Contracts”). The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”).

Copies of Prospectuses and annual or semi-annual reports may be obtained free of charge at the address and telephone number listed below.

PIMCO Variable Insurance Trust

840 Newport Center Drive

Newport Beach, California 92660

Telephone: (800) 927-4648

April 30, 2012 (as supplemented [    ], 2013)

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DESCRIPTION OF THE TRUST

The Trust is a Delaware statutory trust established under a Trust Instrument dated October 3, 1997. The Trust is an open-end management investment company composed of separate portfolios, each of which is treated as a separate portfolio. Each Portfolio (except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO CommodityRealReturn® Strategy, PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Multi-Asset, PIMCO Global Multi-Asset Managed Volatility and PIMCO Real Return Portfolios) is diversified, which means that, with respect to 75% of its total assets, the Portfolio will not: (i) invest more than 5% of its total assets in the securities of any single issuer; or (ii) hold more than 10% of the outstanding voting securities of that issuer.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Portfolio are described in the Prospectuses. Consistent with each Portfolio’s investment policies, each Portfolio may invest in “Fixed Income Instruments,” which are defined in the Prospectuses. Additional information concerning the characteristics of certain of the Portfolios’ investments, strategies and risks is set forth below.

The PIMCO All Asset and the PIMCO All Asset All Authority Portfolios invest substantially all of their assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO. Each of the PIMCO Global Diversified Allocation Portfolio, the PIMCO Global Multi-Asset Portfolio and the PIMCO Global Multi-Asset Managed Volatility Portfolio also may invest a portion of its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series. The series of PIMCO Funds and PIMCO Equity Series in which the PIMCO All Asset, the PIMCO All Asset All Authority, PIMCO Global Diversified Allocation, PIMCO Global Multi-Asset and PIMCO Global Multi-Asset Managed Volatility Portfolios may invest are referred to in this Statement of Additional Information as “Underlying PIMCO Funds.” By investing in Underlying PIMCO Funds, the PIMCO All Asset, the PIMCO All Asset All Authority, PIMCO Global Diversified Allocation, PIMCO Global Multi-Asset and PIMCO Global Multi-Asset Managed Volatility Portfolios may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds.

The PIMCO CommodityRealReturn® Strategy Portfolio may pursue its investment objective by investing in the PIMCO Cayman Commodity Portfolio I Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “CRRS Subsidiary”). The CRRS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio; however, the CRRS Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio and CRRS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CRRS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio. By investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The derivatives and other investments held by the CRRS Subsidiary are generally similar to those held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Portfolio’s CRRS Subsidiary.

The PIMCO Global Multi-Asset Portfolio may pursue its investment objective by investing in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”). The GMA Subsidiary is advised by PIMCO, and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio; however, the GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio and GMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the GMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio. By investing in the GMA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMA Subsidiary’s investments. The derivatives and other investments held by the GMA Subsidiary are generally similar to those held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Portfolio’s GMA Subsidiary.

The PIMCO Global Multi-Asset Managed Volatility Portfolio may pursue its investment objective by investing in the PIMCO Cayman Commodity Portfolio IV Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMV Subsidiary,” together with the CRRS Subsidiary and GMA Subsidiary, the “Subsidiaries”). The GMAMV Subsidiary is advised by PIMCO, and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio; however, the GMAMV Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio and GMAMV Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the GMAMV Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio. By investing in the GMAMV Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMAMV Subsidiary’s investments. The derivatives and other investments held by the GMAMV Subsidiary are generally similar to those held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Portfolio’s GMAMV Subsidiary.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Each Portfolio, and certain Underlying PIMCO Funds, may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of each of the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO New York Municipal Bond and PIMCO Short Duration Municipal Income Funds (each a “Municipal Fund,” and collectively, the “Municipal Funds”), Underlying PIMCO Funds to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). In the case of the PIMCO California Intermediate Municipal Bond and PIMCO California Short Duration Municipal Income Funds, the Underlying PIMCO Funds will invest, under normal circumstances, at least 80% of their net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and California income tax. In the case of the PIMCO New York Municipal Bond Fund, the Underlying PIMCO Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and New York income tax. The ability of a Municipal Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each calendar quarter. In addition, each of the PIMCO Tax Managed Real Return and PIMCO Unconstrained Tax Managed Bond Funds, each an Underlying PIMCO Fund, seeks to invest under normal circumstances at least 50% of its assets in Municipal Bonds.

Certain Underlying PIMCO Funds, such as the PIMCO California Intermediate Municipal Bond and PIMCO California Short Duration Municipal Income Funds, may concentrate their investments in California Municipal Bonds and will therefore be exposed to California state-specific risks. Similarly, the PIMCO New York Municipal Bond Fund, an Underlying PIMCO Fund, may concentrate its investments in New York Municipal Bonds and will therefore be exposed to New York state-specific risks. State-specific risks are discussed in the “Description of Principal Risks” section of the applicable Underlying PIMCO Funds’ prospectus and in the “Municipal Bonds” section of the Underlying PIMCO Funds’ Statement of Additional Information. The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds, each an Underlying PIMCO Fund, may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York. Accordingly, such Underlying PIMCO Funds, to the extent they invest more than 25% in California or New York, will be subject to the California and New York State state-specific risks discussed in the “Description of Principal Risks” section of the applicable Underlying PIMCO Fund’s prospectus and in the “Municipal Bonds” section of the Underlying PIMCO Funds’ Statement of Additional Information, but none of these Underlying PIMCO Funds have any present intention to invest more than that amount in a particular state.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Municipal Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

A Municipal Fund and the PIMCO Unconstrained Tax Managed Bond Fund, an Underlying PIMCO Fund, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Municipal Fund, and to the extent a Portfolio invests in a Municipal Fund, a Portfolio, may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Each Portfolio or Underlying PIMCO Fund, and in particular the Municipal Funds, that may invest in Municipal Bonds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Municipal Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by a Municipal Fund may subject the Municipal Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Municipal Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission and the Internal Revenue Service, a Municipal Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Municipal Funds, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The PIMCO California Short Duration Municipal Income, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds, each an Underlying PIMCO Fund, do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.

Each Portfolio or Underlying PIMCO Fund, and in particular the Municipal Funds, that may invest in Municipal Bonds may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Municipal Fund’s investments in Build America Bonds will result in taxable income to the Municipal Fund’s shareholders and the Municipal Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including Underlying PIMCO Funds other than the Municipal Funds, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt Municipal Bonds during the same period. As a result, Underlying PIMCO Funds that invest in tax-exempt Municipal Bonds, such as the Municipal Funds, may have increased their holdings of Build America Bonds and other investments permitted by the Funds’ respective investment objectives and policies during 2009 and 2010. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

The Portfolios may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Portfolios will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Portfolios also may purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Portfolio is permitted to invest.

The Portfolios may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Portfolio may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Money Market Portfolio).

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility.

The Portfolios that may invest in Municipal Bonds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Portfolio may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Portfolio will not invest more than 5% of its net assets in municipal warrants.

The Portfolios may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any portfolio. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured Municipal Bonds that have been issued and are outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. Recent downgrades of certain insurance companies have negatively impacted the price of certain insured Municipal Bonds. Given the large number of potential claims against the insurers of Municipal Bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Each Portfolio (except the PIMCO Money Market Portfolio) may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Portfolios when short-term interest rates rise, and increase the interest paid to the Portfolios when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Portfolio’s investment objectives and general investment policies, a Portfolio (except the PIMCO Money Market Portfolio) may invest in RIBs without limitation.

In a transaction in which a Portfolio purchases a RIB from a trust, and the underlying Municipal Bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolios where the Portfolios did not previously own the underlying Municipal Bond.

The Portfolios also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Portfolios will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the Internal Revenue Service (“IRS”) has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Portfolios may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolios also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect a Portfolio’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Portfolio’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Portfolio’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Portfolio’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Portfolio or Underlying PIMCO Fund that may invest in Municipal Bonds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.

In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The perceived increased likelihood of default among issuers of Municipal Bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of Municipal Bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of Municipal Bonds to repay their obligations. Certain issuers of Municipal Bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of Municipal Bonds to pay existing obligations. In addition, recent events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying Municipal Bonds. Adverse developments in the Municipal Bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in Municipal Bonds.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s Municipal Bonds in the same manner. In particular, the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income and PIMCO New York Municipal Bond Funds, each Underlying PIMCO Funds, are subject to the risks inherent in concentrating investment in a particular state or region.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain Portfolios also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Portfolio could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet a Portfolio’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Money Market Portfolio.)

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolios may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Portfolio may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

PIMCO seeks to manage the portion of any Portfolio’s assets committed to privately issued mortgage-related securities in a manner consistent with the Portfolio’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PIMCO will consider a number of factors. These include, but are not limited to: 1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien – Jumbo/Prime, First Lien – Alt-A, First Lien – Subprime, First Lien – Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and 3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with a Portfolio’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

Certain Portfolios and Underlying PIMCO Funds (in particular, the PIMCO RealEstateRealReturn Strategy Fund) may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so Portfolios and Underlying PIMCO Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Obligations

Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Money Market Portfolio) would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.

To the extent that the PIMCO Money Market Portfolio invests 25% or more of its assets in obligations issued by U.S. banks, the Portfolio will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The PIMCO Long-Term U.S. Government and PIMCO Money Market Portfolios may invest in the same types of bank obligations as the other Portfolios, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Portfolio’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Indebtedness, Loan Participations and Assignments

Each Portfolio (except the PIMCO Money Market Portfolio), and certain Underlying PIMCO Funds, may purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

Certain Portfolios may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested. The Portfolios may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

Certain Portfolios that are diversified limit the amount of their total assets that they will invest in any one issuer and all Portfolios limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

Trade Claims

The Portfolios, and certain Underlying PIMCO Funds, may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Corporate Debt Securities

A Portfolio’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Portfolio may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” S&P describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade that are eligible for purchase by certain of the Portfolios and in particular, by the PIMCO Diversified Income, PIMCO Emerging Markets Bond and PIMCO High Yield Portfolios, are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for a Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may retain the security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors Committees

Generally, when a Portfolio holds bonds or other similar fixed income securities of an issuer, the Portfolio becomes a creditor of the issuer. If a Portfolio is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio. Further, PIMCO has the authority to represent the Trust, or any Portfolio(s) thereof, on creditors’ committees or similar committees and generally with respect to challenges related to the securities held by the Portfolios relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Money Market Portfolio may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted and the Portfolio may demand payment of principal from the issuer within that period.

Certain Portfolios may invest in floating rate debt instruments (“floaters”) and (except for the PIMCO Money Market Portfolio) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a

Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Portfolios (except for the PIMCO Money Market Portfolio) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Portfolio (except for the PIMCO Money Market Portfolio) may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Portfolio’s investment objectives and general investment policies, a Portfolio may invest in RIBs without limitation.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Convertible Securities

Each Portfolio (except the PIMCO Money Market Portfolio) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve a Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.

Equity Securities

While the securities in which certain Portfolios primarily intend to invest are expected to consist of fixed income securities, such Portfolios (except for the PIMCO Money Market Portfolio) may invest in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The PIMCO Total Return Portfolio may not purchase common stock, but this limitation does not prevent the Portfolio from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations).

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Portfolios generally consider a small-cap company to be a company with a market capitalization of up to $1.5 billion, a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large-cap company to be a company with a market capitalization of greater than $10 billion.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Preferred Stock

Each Portfolio (except for the PIMCO Money Market Portfolio) may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Depositary Receipts

Certain Underlying PIMCO Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Warrants to Purchase Securities

The Portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Portfolio (other than the PIMCO Money Market Portfolio) will not invest more than 5% of its net assets in warrants to purchase securities. The PIMCO Money Market Portfolio will not invest in warrants. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

The Fixed Income Portfolios (except the PIMCO Long-Term U.S. Government Portfolio) and the PIMCO CommodityRealReturn® Strategy Portfolio may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market Portfolio may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

A Portfolio that invests in instruments economically tied to non-U.S. countries may invest in a range of countries and, as such, the value of the Portfolio’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

PIMCO generally considers an instrument to be economically tied to an emerging market country if the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a “country of exposure” is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the “country of risk” of the issuer, (iv) the “country of risk” of the issuer’s ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Portfolio. For example, a Portfolio may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

The PIMCO Diversified Income, PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Multi-Asset and PIMCO Global Multi-Asset Managed Volatility Portfolios may invest, without limit, in securities and instruments that are economically tied to emerging market countries. The PIMCO Unconstrained Bond Portfolio may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. Each of the PIMCO High Yield and PIMCO Total Return Portfolios may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Each remaining Portfolio that is permitted to invest in foreign (non-U.S.) securities, except for the PIMCO Money Market and PIMCO Short-Term Portfolios, may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short-Term Portfolio may invest up to 5% of its total assets in such securities and instruments.

Investment risk may be particularly high to the extent that a Portfolio invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Portfolios may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which the Portfolios may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Portfolios may invest may not be subject to a high degree of regulation and the financial institutions with which the Portfolios may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Portfolios may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolios’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolios could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolios invest a portion of their assets in a concentrated geographic area, the Portfolios will generally have more exposure to regional economic risks associated with that geographic area.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Portfolios that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Portfolios’ investment. If such restrictions were to be imposed subsequent to the Portfolios’ investment in the securities markets of a particular country, the Portfolios’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Portfolios’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Portfolios may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Portfolios, the Portfolios’ returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Portfolios may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Portfolios. A Portfolio may not know the identity of a Counterparty, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Portfolios will be successful in eliminating or reducing this risk, particularly as Counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Portfolios. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Portfolios’ claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Portfolios may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Portfolios may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Portfolios will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Portfolios invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Portfolios’ investment in that country.

Litigation. The Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Portfolios invest may subsequently be found to be fraudulent and as a consequence the Portfolios could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Portfolios could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Portfolios will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Portfolios’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Each of the Portfolios (except the PIMCO Long-Term U.S. Government and PIMCO Money Market Portfolios) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolios) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Euro-related risks. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Portfolio’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally and it is also possible, that the euro could be abandoned in the future by countries that have already adopted its use.

Foreign Currency Transactions

All Portfolios that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). Portfolios may engage in these transactions in order to attempt to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. These Portfolios also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting the outlook, and the Portfolios might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Portfolio’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Certain Portfolios may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Currency Hedging. Under applicable tax law, the Portfolios may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Portfolios are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Portfolios and could affect whether dividends paid by the Portfolios are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Except as described below, each Portfolio may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio’s total assets. A Portfolio also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Portfolio’s total assets.

Specifically, provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

A Portfolio also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolios. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Portfolio typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Portfolio may treat such transactions as bank borrowings, which would be subject to the Portfolios’ limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Portfolio’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Portfolio’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolios’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing their individual objectives, the Portfolios (except for the PIMCO Money Market Portfolio) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Portfolios (except the PIMCO Long-Term U.S. Government and PIMCO Money Market Portfolios) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio (except for the PIMCO Money Market Portfolio) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolios may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Portfolio also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.

The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to the risk of loss.

The Portfolios might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. In addition, a Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Portfolios (or Underlying PIMCO Funds) that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. A Portfolio may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If a Portfolio writes a call option on a security or an index, it may “cover” its obligation under the call option by owning the security underlying the call option, by having an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Portfolio, or by maintaining with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the market value of the security or index underlying the option. A call option written by a Portfolio is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index written by a Portfolio is “covered” if the Portfolio segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option written by a Portfolio is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Portfolios may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. The Portfolios may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.

To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio were unable to close out such a call option, the Portfolio would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. Portfolios that invest in foreign currency denominated securities may buy or sell put and call options on foreign currencies. These Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Portfolio (except for the PIMCO Money Market Portfolio) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Portfolios also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Portfolio may purchase and write call and put futures options, as specified for that Portfolio in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Portfolios have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. PIMCO is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Portfolios. However, the Commodity Futures Trading Commission (“CFTC”) has adopted certain rule amendments that significantly affect the exemptions available to the Portfolios, and may subject one or more Portfolios, as well as PIMCO, to regulation by the CFTC. These amendments are not yet effective and their scope of application is still uncertain. When these amendments become effective, one or more Portfolios may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If a Portfolio operates subject to CFTC regulation, it may incur additional expenses.

Limitations on Use of Futures and Futures Options. A Portfolio that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by such Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

The Portfolios may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis), assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or “earmark” liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to utilize these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis), assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis), assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Portfolio’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Portfolio’s portfolio securities. Thus, the use of a longer-term security may require a Portfolio to hold offsetting short-term securities to balance the Portfolio’s portfolio such that the Portfolio’s duration does not exceed the maximum permitted for the Portfolio in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that certain Portfolios and Underlying PIMCO Funds enter into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Portfolio’s or Underlying PIMCO Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Portfolio’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Portfolio (except for the PIMCO Money Market Portfolio) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Portfolio also may enter into options on swap agreements (“swap options”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Portfolio’s investment objectives and general investment policies, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

A Portfolio also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio (except for the PIMCO Money Market Portfolio) may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities.

A Portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders’ positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules were in effect until January 17, 2012. In March 2009 the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. The clearinghouse(s) are funded by their members. In response to these developments, in March 2009 the Financial Industry Regulatory Authority (“FINRA”) proposed a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA’s pilot program expired on January 17, 2012. Recent legislative and regulatory developments will ultimately require the clearing and exchange-trading of most over-the-counter derivative instruments. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolios ability to enter into swap agreements.

Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Portfolio’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps (including swap options) to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

A Portfolio also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Portfolio may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Portfolio enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Portfolio. If this occurs, the Portfolio will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Portfolio will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

A Portfolio’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Portfolio, if applicable). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio.

Correlation Risk for Certain Portfolios. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain Portfolios and Underlying PIMCO Funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Portfolios and Underlying PIMCO Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Synthetic Equity Swaps. Certain Underlying PIMCO Funds may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rated based on the notional amount. The notional amount is not invested in the reference security. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Underlying PIMCO Fund will either pay or receive the net amount. The Underlying PIMCO Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Portfolio to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolios engage in derivative transactions could also prevent the Portfolios from using certain instruments. These risks may be particularly acute for those Portfolios, such as the PIMCO CommodityRealReturn® Strategy Portfolio, that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolios or the ability of the Portfolios to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Portfolios may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Portfolios. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Portfolio’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Portfolio or its counterparties may impact that Portfolio’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, including capital and mandatory clearing, may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors.

Structured Products

The Portfolios may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Portfolio. Each Portfolio, except for the PIMCO CommodityRealReturn® Strategy Portfolio, will not invest more than 5% of its total assets in a combination of credit-linked securities or commodity-linked notes.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolios will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Portfolio invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Bank Capital Securities

The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust Preferred Securities

The Portfolios may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Portfolios characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Portfolio (except for the PIMCO Money Market Portfolio) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Portfolio (except the PIMCO Money Market Portfolio) may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases or sales are outstanding, the Portfolio will segregate or “earmark” until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in an amount sufficient to meet the Portfolio’s obligation. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Standby Commitment Agreements

The Portfolios and Underlying PIMCO Funds may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio or Underlying PIMCO Fund receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio or Underlying PIMCO Fund receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio or Underlying PIMCO Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Portfolio or Underlying PIMCO Fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s or Underlying PIMCO Fund’s net asset value, on the date on which the security can reasonably be expected to be issued.

Short Sales

Each of the Portfolios may make short sales of securities to: (i) offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return, (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a Portfolio may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Portfolios may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolios will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

144A Securities

In addition to a Portfolio’s investments in privately placed and unregistered securities, a Portfolio may also invest in securities sold pursuant to Rule 144A of the Securities Act of 1933. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market and are treated as liquid under procedures approved by the Board of Trustees. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Illiquid Securities

The Portfolios may invest up to 15% of their net assets in illiquid securities (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Money Market Portfolio). The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than 144A securities and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% or the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio (including the collateral received with respect to such loans). Each Portfolio’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Portfolios may pay lending fees to the party arranging the loan. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid Fixed Income Instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Portfolio bears the risk of such investments.

Social Investment Policies

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III, Underlying PIMCO Funds, will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Socially-Restricted Issuers”). Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO’s determination of Socially-Restricted Issuers at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for those Underlying PIMCO Funds. In making its analysis, PIMCO may rely upon, among other things, information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

Additionally, the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III will not, as a matter of non-fundamental operating policy, invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (“Sudan-Related Issuers”). In applying the policy noted in the prior sentence, PIMCO will not invest directly in companies who own or control property or assets in Sudan; have employees or facilities in Sudan; provide goods or services to companies domiciled in Sudan; obtain goods or services from Sudan; have distribution agreements with companies domiciled in Sudan; issue credits or loans to companies domiciled in Sudan; or purchase goods or commercial paper issued by the Government of Sudan. In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not invest in derivative instruments where the counterparties to such transactions are themselves either Socially-Restricted Issuers or Sudan-Related Issuers (each a “SRI” and collectively “SRIs”). PIMCO’s determination of whether a counterparty is a SRI at any given time will be based upon PIMCO’s good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available. PIMCO anticipates that it will review all counterparties periodically to determine whether any qualify as a SRI at that time, but will not necessarily conduct such reviews at the time a Fund enters into a transaction. This could cause a Fund to enter into a transaction with a SRI counterparty. In such cases, upon the determination that a counterparty is a SRI, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of the applicable investment and may incur a loss in doing so. The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not invest in derivative instruments whose returns are based, in whole, on securities issued by SRIs. With respect to investments in derivative instruments that are based only in part on securities issued by SRIs, including, but not limited to, credit default swaps on an index of securities, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of these securities and may incur a loss in doing so.

Because the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III adhere to the social investment policies described above, these Underlying PIMCO Funds may be required to forego certain investment opportunities and their associated returns.

Investments in the Wholly-Owned Subsidiaries

Investments in the Subsidiaries are expected to provide the PIMCO CommodityRealReturn® Strategy Portfolio, PIMCO Global Multi-Asset Portfolio, and PIMCO Global Multi-Asset Managed Volatility Portfolio, respectively, with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings, as discussed below under “Taxation.” The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors. The PIMCO CommodityRealReturn® Strategy Portfolio is the sole shareholder of the CRRS Subsidiary, and it is not currently expected that shares of the CRRS Subsidiary will be sold or offered to other investors. The PIMCO Global Multi-Asset Portfolio is the sole shareholder of the GMA Subsidiary, and it is not currently expected that shares of the GMA Subsidiary will be sold or offered to other investors. The PIMCO Global Multi-Asset Managed Volatility Portfolio is the sole shareholder of the GMAMV Subsidiary, and it is not currently expected that shares of the GMAMV Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiaries will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the PIMCO CommodityRealReturn® Strategy Portfolio, PIMCO Global Multi-Asset Portfolio and PIMCO Global Multi-Asset Managed Volatility Portfolio may enter into these commodity-linked derivative instruments directly, each Portfolio will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Portfolio’s investment in its Subsidiary will likely increase. The Subsidiaries will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the respective Subsidiary’s derivatives position. To the extent that the PIMCO CommodityRealReturn® Strategy Portfolio, PIMCO Global Multi-Asset Portfolio and PIMCO Global Multi-Asset Managed Volatility Portfolio invests in its respective Subsidiary, such Portfolio may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectuses and this Statement of Additional Information.

While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO CommodityRealReturn® Strategy Portfolio, the PIMCO Global Multi-Asset Portfolio, the PIMCO Global Multi-Asset Managed Volatility Portfolio and/or the Subsidiaries to operate as described in the applicable Prospectuses and this Statement of Additional Information and could negatively affect the Portfolios and their shareholders.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Portfolio is unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Portfolios in a manner consistent with achieving each Portfolio’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, issuers of securities held by a Portfolio may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Temporary Investment

If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of a Portfolio’s assets in certain defensive strategies, including holding a substantial portion of the Portfolio’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this Statement of Additional Information, a Portfolio may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.

Increasing Government Debt

The total public debt of the United States as a percent of gross domestic product has grown rapidly since the beginning of the recent financial downturn. Current governmental agencies project that the United States will continue to maintain high debt levels even after the end of the downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

Inflation and Deflation

The Portfolios may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Portfolio will be worth less in the future as inflation decreases in the present value a Portfolio’s assets. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of a Portfolio’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces and more developed markets are better able to use monetary policy to normalize markets.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Portfolio’s investment objective (except for the PIMCO All Asset All Authority, PIMCO Foreign Bond (Unhedged), PIMCO Global Diversified Allocation, PIMCO Global Advantage® Strategy Bond, PIMCO Global Multi-Asset, PIMCO Global Multi-Asset Managed Volatility and PIMCO Unconstrained Bond Portfolios), as set forth in the Prospectuses under the heading “Investment Objective,” together with the investment restrictions set forth below, is a fundamental policy of the Portfolio and may not be changed with respect to a Portfolio without shareholder approval by vote of a majority of the outstanding shares of that Portfolio.

(1) A Portfolio may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the PIMCO Money Market Portfolio may concentrate its investments in securities or obligations issued by U.S. banks).

(2) A Portfolio may not, with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. (This investment restriction is not applicable to the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO CommodityRealReturn® Strategy, PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Multi-Asset, PIMCO Global Multi-Asset Managed Volatility or PIMCO Real Return Portfolios.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3) A Portfolio may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4) A Portfolio may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Portfolio, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5) A Portfolio may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) A Portfolio may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7) A Portfolio may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8) Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Portfolio that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Portfolio.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Portfolio, such excess shall be subject to the 300% asset coverage requirement.

To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregating or “earmarking” of assets determined to be liquid in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolios have adopted an investment policy pursuant to which a Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of purchased OTC options currently outstanding which are held by the Portfolio and 2) the market value of the underlying securities (including any collateral posted by the Portfolio) covering OTC options currently outstanding which were sold by the Portfolio, exceeds 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Portfolios and may be amended by the Board of Trustees without the approval of shareholders. However, the Portfolios will not change or modify this policy prior to the change or modification by the SEC staff of its position.

For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Portfolios interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Portfolios’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Portfolio’s industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries. With respect to investments in Underlying PIMCO Funds by the PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios, the Trust takes the position that investments in Underlying PIMCO Funds are not considered an investment in a particular industry, and portfolio securities held by an Underlying PIMCO Fund in which these Portfolios may invest are not considered to be securities purchased by these Portfolios for purposes of the Trust’s policy on concentration.

A Portfolio may invest in certain derivative instruments which, while representing a relatively small amount of the Portfolio’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Portfolio obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

For purposes of applying the Portfolios’ policy with respect to diversification under Fundamental Investment Restriction 2, above, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer of the security. Therefore, the Portfolios’ policy with respect to diversification does not limit the percentage of a Portfolio’s assets that may be invested in securities insured by a single bond insurer.

The Portfolios interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Portfolios, subject to each Portfolio’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

The Portfolios interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Portfolios, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Portfolios may enter into transactions among themselves with respect to the investment of daily cash balances of the Portfolios in shares of affiliated money market and/or short term bond funds, as well as the use of daily excess cash balances of affiliated money market and/or short-term bond funds in inter-fund lending transactions with the other Portfolios for temporary cash management purposes. The interest paid by a Portfolio in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Investment Restrictions

Each Portfolio is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated:

(A) A Portfolio may not invest more than 15% of its net assets (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Money Market Portfolio) (taken at market value at the time of the investment) in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements with more than seven days remaining until maturity, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Portfolio has purchased, securities or other liquid assets being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act, and certain other securities and instruments that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

(B) A Portfolio may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

(C) Each Portfolio (except for the PIMCO Money Market Portfolio) may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. The 5% limitation described in this restriction is considered an Elective Investment Restriction (as defined below) for purposes of a Portfolio’s acquisition through a Voluntary Action (as defined below).

In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days notice to shareholders:

(1) The PIMCO High Yield Portfolio will invest, under normal circumstances, at least 80% of its assets in high yield investments.

(2) The PIMCO Long-Term U.S. Government Portfolio will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

(3) The PIMCO Global Bond Portfolio (Unhedged) will invest, under normal circumstances, at least 80% of its assets in bond investments.

(4) Each of the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) and PIMCO Foreign Bond Portfolio (Unhedged) will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

(5) The PIMCO Emerging Markets Bond Portfolio will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

(6) Each of the PIMCO Global Advantage® Strategy Bond Portfolio and PIMCO Unconstrained Bond Portfolio will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Portfolio may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral.

Currency Hedging. The Trust has adopted a non-fundamental policy pursuant to which each Portfolio that may invest in securities denominated in foreign currencies, except for the PIMCO Diversified Income, PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Diversified Allocation, PIMCO Global Multi-Asset and PIMCO Global Multi-Asset Managed Volatility Portfolios, will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The PIMCO Unconstrained Bond Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. There can be no assurance that currency hedging techniques will be successful. All percentage limitations described in this paragraph are considered Elective Investment Restrictions (as defined below) for purposes of a Portfolio’s acquisition through a Voluntary Action (as defined below).

Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.

Certain of the Portfolios have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO and a Portfolio’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Trust Instrument, its By-Laws and Delaware law, the Board of Trustees (the “Board”) has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Leadership Structure and Risk Oversight Function

The Board is currently composed of seven Trustees, five of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Portfolio, the Trust and the fund complex; and the management, distribution and other service arrangements of each Portfolio, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Qualifications of the Trustees

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust[1]*	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[1]
Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156

Chairman and Trustee, PIMCO Funds; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc. Formerly Chairman and Director PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds; and Trustee, PIMCO ETF Trust.

Name, Year of Birth and Position Held with Trust[1]*	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156

Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing).	150

Trustee, PIMCO Funds; and Trustee, PIMCO ETF Trust. Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles), Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	150	Trustee, PIMCO Funds; and Trustee, PIMCO ETF Trust.

Name, Year of Birth and Position Held with Trust[1]*	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds; and Trustee, PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

[1]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
[2]	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2011.

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. With the exception of Messrs. Hodge and Parker, each Trustee has significant experience as a Trustee of the Trust and has served for several years as a Trustee for other funds in the same fund complex as the Trust. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his tenure on the Board. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Harris’s position as a Managing Director of PIMCO and a Member of its Executive Committee give him valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Mr. Hodge’s position as Chief Operating Officer and a Managing Director of PIMCO, as well as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser, which enable him to provide essential management input to the Board.

Mr. Cannon has experience as the proprietor of a private equity investment firm and as president of a nonprofit entity. His qualifications also include past participation on the board of PIMCO Funds Multi-Manager Series (now known as Allianz Funds). Mr. Cannon also has prior experience as a board member of a public company.

Mr. Curtis has experience in the areas of financial reporting and accounting, including prior experience as President and Chief Executive Officer of a New York Stock Exchange listed company and as a board member and audit committee chair of several REITs. He also served as Dean of the School of Economics and Business at Chapman University.

Mr. Hagan has experience in the areas of financial reporting and accounting, including past experience as Chairman and CEO of a New York Stock Exchange listed company. He also has experience as a board member and audit committee chairman of a public company.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation.

Mr. Popejoy has prior management experience as the director of a government agency and as the Chief Executive Officer of Orange County, California. He also has experience as a board member of public companies.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham** (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Formerly; Executive Vice President and Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President – Senior Counsel, Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow** (1970) Vice President	05/2008 to present	Managing Director, PIMCO. Formerly; Executive Vice President, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly Vice President, PIMCO

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2011.
**	Ms. Durham and Mr. Strelow were promoted to Managing Directors effective January 2012.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust, as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Trustee
Brent R. Harris	None	Over $100,000
Douglas M. Hodge	None	Over $100,000
Independent Trustees
E. Philip Cannon	None	Over $100,000
Vern O. Curtis	None	Over $100,000
J. Michael Hagan	None	Over $100,000
Ronald C. Parker	None	Over $100,000
William J. Popejoy	None	Over $100,000

To the best of the Trust’s knowledge, as of April 2, 2012, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of each Portfolio.

Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2011.

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
E. Philip Cannon	None	None	None	None	None
Vern O. Curtis	None	None	None	None	None
J. Michael Hagan	None	None	None	None	None
Ronald C. Parker	None	None	None	None	None
William J. Popejoy	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust). No independent Trustee or immediate family member has during the two most recently completed calendar years had any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000, with:

—	the Portfolios;

—	an officer of the Portfolios;

—

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolios or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolios;

—

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolios or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolios;

—	the investment adviser or principal underwriter of the Portfolios;

—	an officer of the investment adviser or principal underwriter of the Portfolios;

—	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Portfolios; or

—	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Portfolios.

With respect to the persons listed in the bullet points above, no independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect relationship, the value of which exceeds $120,000, wherein the relationship included:

(i)	Payments for property or services to or from any such person;

(ii)	Provision of legal services to any such person;

(iii)	Provision of investment banking services to any such person; and

(iv)	Any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in (i) through (iii) above.

Standing Committees

The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Cannon, Curtis, Hagan (Chair), Parker and Popejoy). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended December 31, 2011, there were 4 meetings of the Audit Committee.

The Board of Trustees has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Hardaway and Brown and Ms. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended December 31, 2011, there were 12 meetings of the Valuation Committee.

The Trust also has a Governance Committee, which is composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee that are Independent Trustees (Messrs. Cannon, Curtis, Hagan, Parker and Popejoy (Chair)) vote on the nomination of Independent Trustee candidates.

The Governance Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act.

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

All trustee candidate submissions by Nominating Shareholders must be received by the Portfolio by the deadline for submission of any shareholder proposals which would be included in the Portfolio’s proxy statement for the next special meeting of shareholders of the Portfolio.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Portfolio shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Portfolio shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Portfolio, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Portfolio’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

During the fiscal year ended December 31, 2011, there were two meetings of the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended December 31, 2011:

Name and Position	Aggregate Compensation from Trust[1,2]	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]

E. Philip Cannon[2] Trustee	$48,500	N/A	$382,000
Vern O. Curtis Trustee	$48,500	N/A	$392,500
J. Michael Hagan Trustee	$52,000	N/A	$297,250
Ronald C. Parker Trustee	$48,500	N/A	$279,250
William J. Popejoy Trustee	$47,500	N/A	$279,750

[1]

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

[2]

The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended December 31, 2011. The cumulative deferred compensation (including interest) accrued with respect to Mr. Cannon from the Trust, as of the Portfolio’s fiscal year ended December 31, 2011, is $115,034.25.

[3]

During the one-year period ending December 31, 2011, each Trustee also served as a Trustee of PIMCO Funds, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company. In addition, during the period ending December 31, 2011, Messrs. Cannon and Curtis also served as a Trustee of PIMCO Equity Series, a registered open-end management investment company, and as a Trustee of PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $135,000, plus $10,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair received an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

For their services to PIMCO Equity Series, Messrs. Cannon and Curtis received an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $7,500 and each other committee chair received an additional annual retainer of $750.

For their services to PIMCO Equity Series VIT, Messrs. Cannon and Curtis received an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $2,000 and each other committee chair received an additional annual retainer of $250.

Control Persons and Principal Holders of Securities

As of April 2, 2012, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Portfolios:

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	44,559,825.18	*	79.99%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET PORTFOLIO	Advisor	**	IDS LIFE INSURANCE COMPANY,ATTN MANAGED ASSETS,INVESTMENT ACCOUNTING,222 AXP FINANCIAL CTR,MINNAEPOLIS MN 55474-0001	26,615,865.75	*	77.63%
ALL ASSET PORTFOLIO	Advisor	**	IDS LIFE INSURANCE COMPANY OF NEW,YORK,ATTN MANAGED ASSETS,INVESTMENT ACCOUNTING,222 AXP FINANCIAL CTR,MINNEAPOLIS MN 55474-0001	2,122,714.25		6.19%
ALL ASSET PORTFOLIO	Advisor	**	GE LIFE AND ANNUITY ASSURANCE CO,ATTN VARIABLE ACCOUNTING,6610 W BROAD ST,BLDG 3 5TH FLOOR,RICHMOND VA 23230-1702	1,800,456.54		5.25%
ALL ASSET PORTFOLIO	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT,XXXXX,COMPANY,ATTN MARJORIE PIERRE-MERRITT SEC,730 3RD AVE MSC 14/41,NEW YORK NY 10017-3206	409,194.28	*	76.15%
ALL ASSET PORTFOLIO	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT,XXXXX,COMPANY,730 THIRD AVE,NEW YORK NY 10017-3206	79,389.37		14.77%
ALL ASSET PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY,XXXXX,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	48,767.23		9.08%
ALL ASSET PORTFOLIO	M	**	JOHN HANCOCK LIFE INS CO USA,ANNUITIES DIVISION,ATTN NEIL CRONIN,601 CONGRESS ST FL 10,BOSTON MA 02210-2806	2,879,901.45	*	37.00%
ALL ASSET PORTFOLIO	M	**	JOHN HANCOCK LIFE INSURANCE,ATTN NEIL CRONIN,601 CONGRESS ST FL 10,BOSTON MA 02210-2806	2,536,845.54	*	32.60%
ALL ASSET PORTFOLIO	M	**	JOHN HANCOCK DISTRIBUTORS USA,ATTN NEIL CRONIN,601 CONGRESS ST FL 10,BOSTON MA 02210-2806	1,722,937.36		22.14%
COMMODITYREALRETURN STRATEGY PORTFOLIO	Administrative	**	OHIO NATIONAL LIFE INSURANCE,COMPANY FOR THE BENEFIT OF ITS,SEPARATE ACCOUNTS,ATTN DENNIS TANEY,PO BOX 237,CINCINNATI OH 45201-0237	23,329,337.61	*	28.24%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
COMMODITYREALRETURN STRATEGY PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	23,114,877.65	*	27.98%
COMMODITYREALRETURN STRATEGY PORTFOLIO	Administrative	**	SUN LIFE ASSURANCE CO OF CANADA,(US) XXXXX,ATTN ACCOUNTING CONTROL,PO BOX 9134,WELLESLEY HLS MA 02481-9134	10,088,048.50		12.21%
COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	PHOENIX LIFE INSURANCE COMPANY,ATTN MAUREEN CAMPIONE,31 TECH VALLEY DR,E GREENBUSH NY 12061-4134	4,785,496.53		24.61%
COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	MASSACHUSETTS MUTUAL INSURANCE,COMPANY,ATTN RS FUNDS OPERATIONS MIP C105,1295 STATE ST,SPRINGFIELD MA 01111-0001	2,931,504.72		15.08%
COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	LINCOLN NATIONAL LIFE INSURANCE,COMPANY,1300 S CLINTON ST,FORT WAYNE IN 46802-3506	2,158,031.26		11.10%
COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	CUNA MUTUAL VARIABLE ANNUITY ACCT,ATTN B&C-VICKI FOELSKE,2000 HERITAGE WAY,WAVERLY IA 50677-9208	1,926,176.98		9.91%
COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	AXA EQUITABLE LIFE INSURANCE,COMPANY,1290 AVENUE OF AMERICAS,NEW YORK NY 10104	1,747,190.08		8.99%
COMMODITYREALRETURN STRATEGY PORTFOLIO	Advisor	**	AXA EQUITABLE LIFE INSURANCE,COMPANY SA - FP,525 WASHINGTON BLVD FL 35,JERSEY CITY NJ 07310-1606	1,192,963.76		6.14%
EMERGING MARKETS BOND PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	14,646,721.06	*	66.07%
EMERGING MARKETS BOND PORTFOLIO	Administrative	**	SUN LIFE ASSURANCE CO OF CANADA,(US) XXXXX,ATTN ACCOUNTING CONTROL,PO BOX 9134,WELLESLEY HLS MA 02481-9134	3,556,025.47		16.04%
EMERGING MARKETS BOND PORTFOLIO	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO,ATTN SEPARATE ACCOUNTS,9920 CORPORATE CAMPUS DR STE 1000,LOUISVILLE KY 40223-4051	1,512,162.34		6.82%
EMERGING MARKETS BOND PORTFOLIO	Administrative	**	ALLIANZ LIFE OF NEW YORK,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	1,436,688.78		6.48%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING MARKETS BOND PORTFOLIO	Advisor	**	AXA EQUITABLE LIFE INSURANCE,COMPANY,1290 AVENUE OF AMERICAS,NEW YORK NY 10104	786,863.23	*	35.39%
EMERGING MARKETS BOND PORTFOLIO	Advisor	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	650,599.50	*	29.26%
EMERGING MARKETS BOND PORTFOLIO	Advisor	**	SECURITY BENEFIT LIFE INSURANCE CO,FBO UNBUNDLED,C/O VARIABLE ANNUITY DEPT,1 SW SECURITY BENEFIT PL,TOPEKA KS 66636-1000	524,814.04		23.60%
EMERGING MARKETS BOND PORTFOLIO	Advisor	**	ALLSTATE LIFE INSURANCE,COMPANY-ALIC,PRODUCT VALUATION,ONE SECURITY BENEFIT PLACE,TOPEKA KS 66636-1000	147,690.62		6.64%
FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	SECURITY BENEFIT LIFE INSURANCE CO,FBO UNBUNDLED,C/O VARIABLE ANNUITY DEPT,1 SW SECURITY BENEFIT PL,TOPEKA KS 66636-1000	2,042,595.59	*	29.04%
FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	LINCOLN BENEFIT LIFE,ALLSTATE FINANCIAL,ATTN PRODUCT VALUATION,ONE SECURITY BENEFIT PLACE,TOPEKA KS 66636-1000	1,734,162.91		24.66%
FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	LINCOLN BENEFIT LIFE,ALLSTATE FINANCIAL,ATTN ACCOUNTING COE,3100 SANDERS RD # N4A,NORTHBROOK IL 60062-7155	521,934.36		7.42%
FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO,ATTN SEPARATE ACCOUNTS,9920 CORPORATE CAMPUS DR STE 1000,LOUISVILLE KY 40223-4051	519,247.78		7.38%
FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO,ATTN VARIABLE ACCOUNTING,6610 W BROAD ST,BLDG 3 5TH FLOOR,RICHMOND VA 23230-1702	468,818.50		6.67%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	FARMERS NEW WORLD LIFE INSURANCE,VARIABLE ANNUITY,3003 77TH AVE SE,MERCER ISLAND WA 98040-2890	466,698.81		6.64%
FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Administrative	**	SECURITY BENEFIT LIFE INSURANCE CO,XXXXX,1 SW SECURITY BENEFIT PL,TOPEKA KS 66636-1000	383,323.01		5.45%
FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)	Institutional	**	ALLIANZ DRESDNER ASSET MANAGEMENT,OF AMERICA L.P.,ATTN: DONNA THOMPSON,680 NEWPORT CENTER DR STE 250,NEWPORT BEACH CA 92660-4046	1,876.16	*	100.00%
FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,ATTN IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	216,030.03	*	32.83%
FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO,ATTN SEPARATE ACCOUNTS,9920 CORPORATE CAMPUS DR STE 1000,LOUISVILLE KY 40223-4051	171,082.82	*	26.00%
FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	NATIONWIDE LIFE & ANNUITY,INSURANCE COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	69,779.90		10.61%
FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	66,633.53		10.13%
FOREIGN BOND PORTFOLIO (UNHEDGED)	Administrative	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	58,943.18		8.96%
FOREIGN BOND PORTFOLIO (UNHEDGED)	Advisor	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	1,867,442.49	*	60.13%
FOREIGN BOND PORTFOLIO (UNHEDGED)	Advisor	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	796,224.47	*	25.64%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND PORTFOLIO (UNHEDGED)	Advisor	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	359,311.59		11.57%
GLOBAL ADVANTAGE PORTFOLIO	Administrative	**	USAZ FUSION MODERATE FUND,ATTN KYLE SMITH,3435 STELZER RD,COLUMBUS OH 43219-6004	6,155,108.09	*	36.23%
GLOBAL ADVANTAGE PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	4,107,231.21		24.18%
GLOBAL ADVANTAGE PORTFOLIO	Administrative	**	USAZ FUSION BALANCED FUND,ATTN KYLE SMITH,3435 STELZER RD,COLUMBUS OH 43219-6004	2,987,877.36		17.59%
GLOBAL ADVANTAGE PORTFOLIO	Administrative	**	USAZ FUSION GROWTH FUND,ATTN KYLE SMITH,3435 STELZER RD,COLUMBUS OH 43219-6004	2,480,655.79		14.60%
GLOBAL BOND PORTFOLIO (UNHEDGED)	Administrative	**	OHIO NATIONAL LIFE INSURANCE,COMPANY FOR THE BENEFIT OF ITS,SEPARATE ACCOUNTS,ATTN DENNIS TANEY,PO BOX 237,CINCINNATI OH 45201-0237	18,972,569.28	*	59.95%
GLOBAL BOND PORTFOLIO (UNHEDGED)	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	10,046,808.57	*	31.75%
GLOBAL BOND PORTFOLIO (UNHEDGED)	Advisor	**	CUNA MUTUAL VARIABLE ANNUITY ACCT,ATTN B&C-VICKI FOELSKE,2000 HERITAGE WAY,WAVERLY IA 50677-9208	2,436,565.97	*	84.43%
GLOBAL BOND PORTFOLIO (UNHEDGED)	Advisor	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	447,277.49		15.50%
GLOBAL BOND PORTFOLIO (UNHEDGED)	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT,XXXXX,COMPANY,ATTN MARJORIE PIERRE-MERRITT SEC,730 3RD AVE MSC 14/41,NEW YORK NY 10017-3206	353,410.23	*	78.43%
GLOBAL BOND PORTFOLIO (UNHEDGED)	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT,XXXXX,COMPANY,730 THIRD AVE,NEW YORK NY 10017-3206	63,738.47		14.14%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL BOND PORTFOLIO (UNHEDGED)	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY,XXXXX,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	33,459.43		7.43%
GLOBAL MULTI-ASSET PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	25,485,944.02	*	90.34%
GLOBAL MULTI-ASSET PORTFOLIO	Administrative	**	ALLIANZ LIFE OF NEW YORK,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	2,585,236.74		9.16%
GLOBAL MULTI-ASSET PORTFOLIO	Advisor	**	SUN LIFE ASSURANCE CO OF CANADA,(US) XXXXX,1 SUN LIFE PARK,WELLESLEY HLS MA 02481-5699	87,800,908.14	*	73.49%
GLOBAL MULTI-ASSET PORTFOLIO	Advisor	**	SEPERATE ACCOUNT A OF,PACIFIC LIFE INSURANCE COMPANY,700 NEWPORT CENTER DR,NEWPORT BEACH CA 92660-6397	20,720,257.63		17.34%
GLOBAL MULTI-ASSET PORTFOLIO	Advisor	**	SUN LIFE INSURANCE AND ANNUITY,COMPANY OF NEW YORK XXXXX,ATTN ACCOUNTING CONTROL,PO BOX 9134,WELLESLEY HLS MA 02481-9134	9,115,112.13		7.63%
HIGH YIELD PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	55,950,341.03	*	50.33%
HIGH YIELD PORTFOLIO	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO,ATTN VARIABLE ACCOUNTING,6610 W BROAD ST,BLDG 3 5TH FLOOR,RICHMOND VA 23230-1702	12,717,066.07		11.44%
HIGH YIELD PORTFOLIO	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO,ATTN SEPARATE ACCOUNTS,9920 CORPORATE CAMPUS DR STE 1000,LOUISVILLE KY 40223-4051	8,867,254.25		7.98%
HIGH YIELD PORTFOLIO	Administrative	**	USAZ FUSION MODERATE FUND,ATTN KYLE SMITH,3435 STELZER RD,COLUMBUS OH 43219-6004	7,997,729.26		7.19%
HIGH YIELD PORTFOLIO	Advisor	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	7,983,453.84	*	81.58%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
HIGH YIELD PORTFOLIO	Advisor	**	MIDLAND NATIONAL LIFE INSURANCE CO,ATTN VARIABLE SERVICES,4350 WESTOWN PKWY,WDM IA 50266-1036	1,455,238.96		14.87%
HIGH YIELD PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY,XXXXX,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	664,705.98	*	98.64%
LONG-TERM U.S. GOVERNMENT PORTFOLIO	Administrative	**	NEW YORK LIFE INSURANCE,AND ANNUITY CORPORATION,51 MADISON AVE BSMT 1B,NEW YORK NY 10010-1655	6,438,567.38	*	53.86%
LONG-TERM U.S. GOVERNMENT PORTFOLIO	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO,ATTN VARIABLE ACCOUNTING,6610 W BROAD ST,BLDG 3 5TH FLOOR,RICHMOND VA 23230-1702	3,262,709.44	*	27.29%
LONG-TERM U.S. GOVERNMENT PORTFOLIO	Administrative	**	METROPOLITAN LIFE INSURANCE COMPANY,C/O SEPARATE ACCOUNT,ATTN: BONNIE HARRIS XXXXX,13045 TESSON FERRY RD,SAINT LOUIS MO 63128-3499	1,198,105.86		10.02%
LONG-TERM U.S. GOVERNMENT PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY,XXXXX,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	205,551.77	*	99.40%
LONG-TERM US GOVERNMENT PORTFOLIO	Advisor	**	PROTECTIVE LIFE INSURANCE COMPANY,PO BOX 2606,BIRMINGHAM AL 35202-2606	614,851.45	*	93.42%
LOW DURATION PORTFOLIO	Administrative	**	FIDELITY INVESTMENTS LIFE INSURANCE,COMPANY,82 DEVONSHIRE STE 73G,BOSTON MA 02109-3605	47,521,303.24	*	37.98%
LOW DURATION PORTFOLIO	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO,ATTN VARIABLE ACCOUNTING,6610 W BROAD ST,BLDG 3 5TH FLOOR,RICHMOND VA 23230-1702	22,867,775.01		18.28%
LOW DURATION PORTFOLIO	Administrative	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	11,179,112.17		8.93%
LOW DURATION PORTFOLIO	Advisor	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	27,732,001.09	*	67.87%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LOW DURATION PORTFOLIO	Advisor	**	PROTECTIVE LIFE INSURANCE COMPANY,PO BOX 2606,BIRMINGHAM AL 35202-2606	4,433,505.34		10.85%
LOW DURATION PORTFOLIO	Advisor	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	3,588,482.37		8.78%
LOW DURATION PORTFOLIO	Advisor	**	MINNESOTA LIFE INSURANCE COMPANY,401 ROBERT ST N,ATTN: A7-6900,SAINT PAUL MN 55101-2005	2,836,421.20		6.94%
LOW DURATION PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY,XXXXX,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	6,106,535.18	*	99.31%
MONEY MARKET PORTFOLIO	Administrative	**	LINCOLN BENEFIT LIFE,ALLSTATE FINANCIAL,ATTN PRODUCT VALUATION,ONE SECURITY BENEFIT PLACE,TOPEKA KS 66636-1000	31,937,328.74	*	88.94%
MONEY MARKET PORTFOLIO	Administrative	**	LINCOLN BENEFIT LIFE,ALLSTATE FINANCIAL,ATTN ACCOUNTING COE,3100 SANDERS RD # N4A,NORTHBROOK IL 60062-7155	2,685,029.42		7.48%
MONEY MARKET PORTFOLIO	Institutional	**	CONNECTICUT GENERAL LIFE INS CO,XXXXX,ATTN JASON SNOW H14A,280 TRUMBULL ST,HARTFORD CT 06103-3513	181,255,434.37	*	89.90%
MONEY MARKET PORTFOLIO	Institutional	**	CONNECTICUT GENERAL LIFE INS CO,XXXXX,ATTN JASON SNOW H14A,280 TRUMBULL ST,HARTFORD CT 06103-3513	10,667,853.59		5.29%
REAL RETURN PORTFOLIO	Administrative	**	OHIO NATIONAL LIFE INSURANCE,COMPANY FOR THE BENEFIT OF ITS,SEPARATE ACCOUNTS,ATTN DENNIS TANEY,PO BOX 237,CINCINNATI OH 45201-0237	46,765,484.68		20.93%
REAL RETURN PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	36,544,354.87		16.36%
REAL RETURN PORTFOLIO	Administrative	**	FIDELITY INVESTMENTS LIFE INSURANCE,COMPANY,82 DEVONSHIRE STE 73G,BOSTON MA 02109-3605	30,900,113.66		13.83%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REAL RETURN PORTFOLIO	Administrative	**	ING LIFE INSURANCE AND ANNUITY CO,1 ORANGE WAY # C1N,WINDSOR CT 06095-4773	25,303,053.50		11.33%
REAL RETURN PORTFOLIO	Advisor	**	PROTECTIVE LIFE INSURANCE COMPANY,PO BOX 2606,BIRMINGHAM AL 35202-2606	11,104,395.94	*	57.16%
REAL RETURN PORTFOLIO	Advisor	**	AXA EQUITABLE LIFE INSURANCE,COMPANY,1290 AVENUE OF AMERICAS,NEW YORK NY 10104	2,930,641.67		15.09%
REAL RETURN PORTFOLIO	Advisor	**	AXA EQUITABLE LIFE INSURANCE,COMPANY SA - FP,525 WASHINGTON BLVD FL 35,JERSEY CITY NJ 07310-1606	2,072,594.38		10.67%
REAL RETURN PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY,XXXXX,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	3,502,512.01	*	36.15%
REAL RETURN PORTFOLIO	Institutional	**	THE PRUDENTIAL INS CO OF AMERICA,PRUBENEFIT FUNDING,ATTN TESSIE BUSINELLI,80 LIVINGSTON AVE BLDG ROS-3,ROSELAND NJ 07068-1753	2,048,704.53		21.15%
REAL RETURN PORTFOLIO	Institutional	**	TIAA-CREF LIFE SEPARATE ACCOUNT,XXXXX,COMPANY,ATTN MARJORIE PIERRE-MERRITT SEC,730 3RD AVE MSC 14/41,NEW YORK NY 10017-3206	1,918,642.74		19.80%
REAL RETURN PORTFOLIO	Institutional	**	CUNA MUTUAL GROUP VARIABLE,ANNUITY ACCOUNT,ATTN B&C-VICKI FOELSKE,2000 HERITAGE WAY,WAVERLY IA 50677-9208	1,271,464.85		13.12%
SHORT TERM PORTFOLIO	Administrative	**	JEFFERSON NATIONAL LIFE INSURANCECO,ATTN SEPARATE ACCOUNTS,9920 CORPORATE CAMPUS DR STE 1000,LOUISVILLE KY 40223-4051	900,983.47	*	33.29%
SHORT TERM PORTFOLIO	Administrative	**	AMERICAN GENERAL LIFE INSURANCE,COMPANY SIGNATURE II - A,XXXXX,PO BOX 1591,HOUSTON TX 77251-1591	696,899.75	*	25.75%
SHORT TERM PORTFOLIO	Administrative	**	AMERICAN GENERAL LIFE INSURANCE CO,XXXXX,ATTN VARIABLE PRODUCTS ACCCOUNTING,2727 A ALLEN PARKWAY MAIL STOP 4D-1,HOUSTON TX 77019-2116	631,720.47		23.34%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT TERM PORTFOLIO	Administrative	**	PRINCIPAL LIFE INSURANCE COMPANY,XXXXX,711 HIGH ST,DES MOINES IA 50392-0001	139,206.21		5.14%
SHORT TERM PORTFOLIO	Institutional	**	WESTERN RESERVE LIFE ASSURANCE CO,OF OHIO ADVANTAGE IV,FMD OPERATIONAL ACCOUNTING,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	309,083.42	*	38.84%
SHORT TERM PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY,XXXXX,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	298,124.06	*	37.46%
SHORT TERM PORTFOLIO	Institutional	**	GREAT-WEST LIFE & ANNUITY,8515 E ORCHARD RD,GREENWOOD VLG CO 80111-5002	162,311.59		20.39%
SHORT-TERM PORTFOLIO	Advisor	**	PROTECTIVE LIFE INSURANCE COMPANY,PO BOX 2606,BIRMINGHAM AL 35202-2606	3,029,866.19	*	96.72%
TOTAL RETURN PORTFOLIO	Administrative	**	OHIO NATIONAL LIFE INSURANCE,COMPANY FOR THE BENEFIT OF ITS,SEPARATE ACCOUNTS,ATTN DENNIS TANEY,PO BOX 237,CINCINNATI OH 45201-0237	152,223,085.14		20.87%
TOTAL RETURN PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	105,913,448.41		14.52%
TOTAL RETURN PORTFOLIO	Administrative	**	FIDELITY INVESTMENTS LIFE INSURANCE,COMPANY,82 DEVONSHIRE STE 73G,BOSTON MA 02109-3605	59,339,933.08		8.14%
TOTAL RETURN PORTFOLIO	Administrative	**	USAZ FUSION MODERATE FUND,ATTN KYLE SMITH,3435 STELZER RD,COLUMBUS OH 43219-6004	40,171,868.44		5.51%
TOTAL RETURN PORTFOLIO	Administrative	**	SUN LIFE ASSURANCE CO OF CANADA,(US) XXXXX,1 SUN LIFE PARK,WELLESLEY HLS MA 02481-5699	38,245,290.53		5.24%
TOTAL RETURN PORTFOLIO	Administrative	**	GE LIFE AND ANNUITY ASSURANCE CO,ATTN VARIABLE ACCOUNTING,6610 W BROAD ST,BLDG 3 5TH FLOOR,RICHMOND VA 23230-1702	37,845,022.42		5.19%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN PORTFOLIO	Advisor	**	PROTECTIVE LIFE INSURANCE COMPANY,PO BOX 2606,BIRMINGHAM AL 35202-2606	44,769,961.31	*	39.15%
TOTAL RETURN PORTFOLIO	Advisor	**	GUARDIAN INSURANCE AND ANNUITY CO,XXXXX,3900 BURGESS PL,BETHLEHEM PA 18017-9097	14,292,254.35		12.50%
TOTAL RETURN PORTFOLIO	Advisor	**	GUARDIAN INSURANCE AND ANNUITY CO,XXXXX,3900 BURGESS PL,BETHLEHEM PA 18017-9097	8,475,915.18		7.41%
TOTAL RETURN PORTFOLIO	Advisor	**	NATIONWIDE LIFE INSURANCE,COMPANY XXXXX,C/O IPO PORTFOLIO ACCOUNTING,PO BOX 182029,COLUMBUS OH 43218-2029	8,393,258.41		7.34%
TOTAL RETURN PORTFOLIO	Advisor	**	CUNA MUTUAL VARIABLE ANNUITY,ATTN B&C-VICKI FOELSKE,2000 HERITAGE WAY,WAVERLY IA 50677-9208	7,457,471.76		6.52%
TOTAL RETURN PORTFOLIO	Institutional	**	TRANSAMERICA LIFE INSURANCE COMPANY,XXXXX,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	8,194,350.61	*	35.79%
TOTAL RETURN PORTFOLIO	Institutional	**	CONNECTICUT GENERAL LIFE INS CO,XXXXX,ATTN JASON SNOW H14A,280 TRUMBULL ST,HARTFORD CT 06103-3513	4,795,312.08		20.95%
TOTAL RETURN PORTFOLIO	Institutional	**	HARTFORD LIFE INS CO,SEPARATE ACCOUNT,PO BOX 2999,HARTFORD CT 06104-2999	3,031,063.64		13.24%
TOTAL RETURN PORTFOLIO	Institutional	**	CT GENERAL LIFE INSURANCE CO ON,BEHALF OF ITS SEPARATE ACCOUNTS PG,900 COTTAGE GROVE RD,BLOOMFIELD CT 06002-2920	3,019,554.09		13.19%
TOTAL RETURN PORTFOLIO	Institutional	**	CUNA MUTUAL GROUP VARIABLE,ANNUITY ACCOUNT,ATTN B&C-VICKI FOELSKE,2000 HERITAGE WAY,WAVERLY IA 50677-9208	1,436,046.97		6.27%
TOTAL RETURN PORTFOLIO	Institutional	**	WESTERN RESERVE LIFE ASSURANCE CO,OF OHIO ADVANTAGE IV,FMD OPERATIONAL ACCOUNTING,4333 EDGEWOOD RD NE,CEDAR RAPIDS IA 52499-0001	1,363,742.12		5.96%

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
UNCONSTRAINED BOND PORTFOLIO	Administrative	**	USAZ FUSION MODERATE FUND,ATTN KYLE SMITH,3435 STELZER RD,COLUMBUS OH 43219-6004	6,024,124.62	*	31.35%
UNCONSTRAINED BOND PORTFOLIO	Administrative	**	ALLIANZ LIFE INS CO OF N AMERICA,ATTN FINANCIAL PRODUCTS FINANCIAL,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	5,422,822.30	*	28.22%
UNCONSTRAINED BOND PORTFOLIO	Administrative	**	USAZ FUSION BALANCED FUND,ATTN KYLE SMITH,3435 STELZER RD,COLUMBUS OH 43219-6004	3,962,414.44		20.62%
UNCONSTRAINED BOND PORTFOLIO	Administrative	**	USAZ FUSION GROWTH FUND,ATTN KYLE SMITH,3435 STELZER RD,COLUMBUS OH 43219-6004	1,619,499.08		8.43%
UNCONSTRAINED BOND PORTFOLIO	Administrative	**	AZL FUSION CONSERVATIVE FUND,5701 GOLDEN HILLS DR,MINNEAPOLIS MN 55416-1297	999,060.43		5.20%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolios, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Portfolios pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO also serves as investment adviser to the Subsidiaries. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $[ ] trillion of assets under management as of December 31, 2012.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) with minority interests held by PIMCO Partners, LLC, a California limited liability company and certain officers of PIMCO. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is wholly owned by Allianz SE.

PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the PIMCO All Asset and the PIMCO All Asset All Authority Portfolios pursuant to separate asset allocation sub-advisory agreements (“Asset Allocation Sub-Advisory Agreements”). Research Affiliates was organized in March 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California 92660.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of December 31, 2011, the Allianz Group (including PIMCO) had third-party assets under management of €1.164 trillion.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.

There are currently no significant institutional shareholders of Allianz SE. As of January 31, 2012, Allianz SE owned approximately 5.2% of The Hartford Financial Services Group, Inc. (“Hartford”). Certain broker-dealers that might be controlled by, or affiliated with, Hartford may be considered to be affiliated persons of PIMCO and/or the Distributor. (Broker-dealer affiliates of such significant institutional shareholders, if any, are sometimes referred to herein as “Affiliated Brokers”). Absent an SEC exemption or other regulatory relief, the Portfolio generally is precluded from effecting principal transactions with the Affiliated Brokers, and the Portfolio’s ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Portfolio’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Portfolio, the Portfolio’s ability to take advantage of market opportunities, or the Portfolio’s overall performance.

Advisory Agreements

The Portfolios pay for the advisory and supervisory and administrative services they require under what is essentially an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Portfolio.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

As discussed in “Investment Objectives and Policies” above, the PIMCO CommodityRealReturn® Strategy Portfolio may pursue its investment objective by investing in the CRRS Subsidiary, the PIMCO Global Multi-Asset Portfolio may pursue its investment objective by investing in the GMA Subsidiary and the PIMCO Global Multi-Asset Managed Volatility Portfolio may pursue its investment objective by investing in the GMAMV Subsidiary. The Subsidiaries have each entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiaries (the

“Subsidiary Advisory Contracts”). In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn® Strategy Portfolio in an amount equal to the management fee and administrative fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Managed Volatility Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the GMAMV Subsidiary is in place.

The Subsidiary Advisory Contracts will continue in effect until terminated. The Subsidiary Advisory Contracts are each terminable by either party thereto, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event: (i) it is “assigned” by PIMCO (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Advisory Contract between the Trust, acting for and on behalf of the PIMCO CommodityRealReturn® Strategy Portfolio, the PIMCO Global Multi-Asset Portfolio and the PIMCO Global Multi-Asset Managed Volatility Portfolio, as applicable, and PIMCO is terminated.

PIMCO employs Research Affiliates to provide asset allocation services to the PIMCO All Asset and PIMCO All Asset All Authority Portfolios pursuant to separate Asset Allocation Sub-Advisory Agreements. Under each Asset Allocation Sub-Advisory Agreement, Research Affiliates is responsible for recommending how the assets of the Portfolios are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Portfolios indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying PIMCO Funds in which the Portfolios invest. Research Affiliates is not compensated directly by the PIMCO All Asset or PIMCO All Asset All Authority Portfolios, but is paid by PIMCO. Under the terms of each Asset Allocation Sub-Advisory Agreement, Research Affiliates is obligated to sub-advise the PIMCO All Asset and PIMCO All Asset All Authority Portfolios in accordance with applicable laws and regulations.

Each Asset Allocation Sub-Advisory Agreement will continue in effect with respect to the PIMCO All Asset and PIMCO All Asset All Authority Portfolios, respectively, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. Each Asset Allocation Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to serve as sub-adviser of the Portfolios, PIMCO will either assume full responsibility therefor, or retain a new asset allocation sub-adviser, subject to the approval of the Board of Trustees and, if required, the Portfolio’s shareholders.

In rendering investment advisory services to the Trust, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Advisers Act (the “PIMCO Overseas Affiliates”) to provide portfolio management, research and trading services to the Trust. Under the Memorandums of Understanding (“MOUs”), each of the PIMCO Overseas Affiliates are Participating

Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Trust are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

Advisory Fee Rates

Each Portfolio either currently pays, or will pay, a monthly investment advisory fee at an annual rate based on average daily net assets of the Portfolio as follows:

Portfolio	Advisory Fee Rate
PIMCO Money Market Portfolio	0.12%
PIMCO All Asset Portfolio	0.175
PIMCO All Asset All Authority Portfolio	0.20
PIMCO Long-Term U.S. Government Portfolio	0.225
PIMCO Global Advantage® Strategy Bond Portfolio	0.40
PIMCO Diversified Income, PIMCO Emerging Markets Bond and PIMCO Global Diversified Allocation Portfolios	0.45
PIMCO CommodityRealReturn® Strategy Portfolio	0.49
PIMCO Unconstrained Bond Portfolio	0.60
PIMCO Global Multi-Asset Portfolio	0.90
PIMCO Global Multi-Asset Managed Volatility Portfolio	1.00
All Other Portfolios	0.25

Advisory Fee Payments

The advisory fees paid by each Portfolio that was operational during the fiscal years ended December 31, 2011, 2010 and 2009 were as follows:

Portfolio	Year Ended 12/31/11		Year Ended 12/31/10	Year Ended 12/31/09
PIMCO All Asset Portfolio	$1,585,069		$2,089,921	$2,897,673
PIMCO CommodityRealReturn® Strategy Portfolio	4,456,047		3,242,776	2,322,376
PIMCO Emerging Markets Bond Portfolio	1,488,208		1,149,447	712,987
PIMCO Foreign Bond Portfolio (Unhedged)	106,979		80,575	20,867
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	189,574		202,522	171,093
PIMCO Global Advantage® Strategy Bond Portfolio	346,037	(1)	N/A	N/A
PIMCO Global Bond Portfolio (Unhedged)	1,287,649		1,321,520	1,006,714
PIMCO Global Multi-Asset Portfolio	12,905,679		3,815,607	64,908	(2)
PIMCO High Yield Portfolio	1,788,034		1,473,035	1,027,454
PIMCO Long-Term U.S. Government Portfolio	337,167		318,568	304,903
PIMCO Low Duration Portfolio	4,331,330		3,448,846	2,084,868
PIMCO Money Market Portfolio	300,728		317,496	335,328
PIMCO Real Return Portfolio	7,585,450		5,532,594	3,856,262
PIMCO Short-Term Portfolio	159,096		92,287	63,530
PIMCO Total Return Portfolio	21,370,928		18,063,466	12,438,062
PIMCO Unconstrained Bond Portfolio	541,815	(1)	N/A	N/A
(1)	For the fiscal period May 2, 2011 (the date the Portfolio commenced operations) to December 31, 2011.
(2)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

PIMCO paid $1,331,458 during the fiscal year ended December 31, 2011, $2,069,725 during the fiscal year ended December 31, 2010 and $2,897,673 during the fiscal year ended December 31, 2009, to Research Affiliates in connection with the Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset Portfolio.

Advisory Fees Waived and Recouped

PIMCO has contractually agreed, for each of the PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios, to reduce its advisory fee to the extent that the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees exceed certain amounts of the total assets each Portfolio has invested in Underlying PIMCO Funds. PIMCO may recoup these waived fees in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommodityRealReturn® Strategy Portfolio in an amount equal to the management fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Global
Multi-Asset Portfolio in an amount equal to the management fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Global Multi-Asset Managed Volatility Portfolio in an amount equal to the management fee paid to PIMCO by the GMAMV Subsidiary, which cannot be recouped. In addition, to maintain certain net yields for the PIMCO Money Market Portfolio, PIMCO and the Trust’s Distributor, have entered into a fee and expense limitation agreement with the Portfolio pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s supervisory and administrative fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

Advisory fees waived during the fiscal years ended December 31, 2011, 2010 and 2009 were as follows:

Portfolio	Year Ended 12/31/11		Year Ended 12/31/10	Year Ended 12/31/09
PIMCO All Asset Portfolio	$617,451		$330,618	$ 0
PIMCO CommodityRealReturn® Strategy Portfolio	750,387		478,984	359,853
PIMCO Global Advantage® Strategy Bond Portfolio	94	(1)	N/A	N/A
PIMCO Global Multi-Asset Portfolio	6,254,580		1,797,721	19,326	(2)
PIMCO Money Market Portfolio	67,355		0	0
PIMCO Unconstrained Bond Portfolio	4,066	(1)	N/A	N/A
(1)	For the fiscal period May 2, 2011 (the date the Portfolio commenced operations) to December 31, 2011.
(2)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

Previously waived advisory fees recouped during the fiscal years ended December 31, 2011, 2010 and 2009 were as follows:

Portfolio	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
PIMCO All Asset Portfolio	$ 0	$133,562	$ 132,456

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of the Portfolios, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Portfolios and their shareholders.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third-party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable Portfolio’s portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Portfolio. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable Portfolio’s economic interests or the value of the portfolio holding is insignificant in relation to the Portfolio’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Portfolio, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service does not provide a recommendation or the portfolio managers of a Portfolio propose to override a recommendation by the Proxy Voting Service, and for all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Portfolio or between the Portfolio and another Portfolio or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Portfolio, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Portfolio, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Portfolio and one or more other Portfolios or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Portfolios or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Portfolio’s or account’s best interests if the conflict exists between Portfolios or accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Information about how each Portfolio voted proxies relating to portfolio securities it held during the most recent twelve month period ended June 30th will be available no later than the following August 31st without charge, upon request, by calling the Trust at 1-866-746-2606, by visiting the Trust’s website at http://pvit.pimco-funds.com/FundReports.aspx or the SEC’s website at http://www.sec.gov.

Administrator

PIMCO also serves as Administrator to the Portfolios pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. The Supervision and Administration Agreement replaces the Amended and Restated Administration Agreement and the administrative fees payable thereunder. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Portfolios with certain supervisory, administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other Portfolio service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Portfolios, including coordination of the services performed by the Portfolios’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Portfolios with office space facilities required for conducting the business of the Portfolios, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Portfolios, and is responsible for the costs of registration of the Trust’s shares and the printing of Prospectuses and shareholder reports for current shareholders.

Supervisory and Administrative Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each Portfolio (each expressed as a percentage of the Portfolio’s average daily net assets attributable to its classes of shares on an annual basis):

Portfolio	Supervisory and Administrative Fee Rate
PIMCO Global Multi-Asset and PIMCO Global Multi-Asset Managed Volatility Portfolios	0.05%
PIMCO Money Market and PIMCO Short-Term Portfolios	0.20%
PIMCO Diversified Income and PIMCO Unconstrained Bond Portfolios	0.30%
PIMCO High Yield and PIMCO Global Advantage® Strategy Bond Portfolios	0.35%

Portfolio	Supervisory and Administrative Fee Rate
PIMCO Emerging Markets Bond and PIMCO Global Diversified Allocation Portfolios	0.40%
PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged) and PIMCO Global Bond (Unhedged) Portfolios	0.50%
All Other Portfolios	0.25%

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Portfolios are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and the PIMCO All Asset All Authority Portfolios); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervisory and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan (as amended and restated from time to time, the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Portfolio or Class, as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global
Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios indirectly pay a proportionate share of the supervisory and administrative fees paid to PIMCO by the Underlying PIMCO Funds in which they invest.

The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Supervision and Administration Agreement, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held for such purpose. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Portfolios and their shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Portfolios; (3) PIMCO is able to provide, or to procure, services for the Portfolios which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Supervisory and Administrative Fee Payments

The supervisory and administrative fees (formerly named administrative fees) paid by each Portfolio that was operational during the fiscal years ended December 31, 2011, 2010 and 2009 were as follows:

Portfolio	Year Ended 12/31/11		Year Ended 12/31/10	Year Ended 12/31/09
PIMCO All Asset Portfolio	$2,264,385		$2,985,601	$4,139,534
PIMCO CommodityRealReturn® Strategy Portfolio	2,196,923		1,605,601	1,148,166
PIMCO Emerging Markets Bond Portfolio	1,322,852		1,021,731	633,767
PIMCO Foreign Bond Portfolio (Unhedged)	213,958		161,151	41,734
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	379,149		405,044	342,186
PIMCO Global Advantage® Strategy Bond Portfolio	302,782	(1)	N/A	N/A
PIMCO Global Bond Portfolio (Unhedged)	2,575,297		2,643,040	2,013,428
PIMCO Global Multi-Asset Portfolio	849,640		222,599	3,871	(2)
PIMCO High Yield Portfolio	2,503,247		2,062,249	1,438,435
PIMCO Long-Term U.S. Government Portfolio	374,631		353,964	338,781
PIMCO Low Duration Portfolio	4,331,330		3,448,846	2,084,868
PIMCO Money Market Portfolio	501,214		529,751	558,864
PIMCO Real Return Portfolio	7,585,450		5,532,594	3,856,262
PIMCO Short-Term Portfolio	127,276		73,830	50,696
PIMCO Total Return Portfolio	21,370,928		18,063,466	12,440,109
PIMCO Unconstrained Bond Portfolio	270,908	(1)	N/A	N/A
(1)	For the fiscal period May 2, 2011 (the date the Portfolio commenced operations) to December 31, 2011.
(2)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

Supervisory and Administrative Fees Waived and Recouped

PIMCO has contractually agreed, through May 1, 2013, for certain Portfolios, to waive their supervisory and administrative fee, or reimburse such Portfolios, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Portfolio’s average net assets attributable to the respective share class (the “Expense Limit”) (in the case of the PIMCO Global Multi-Asset Portfolio and PIMCO Global Multi-Asset Managed Volatility Portfolio, prior to the application of the waiver described further below). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit. PIMCO also has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn® Strategy Portfolio in an amount equal to the administrative services fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO further has contractually agreed, through May 1, 2013, to waive, first, the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the PIMCO Global Multi-Asset Portfolio in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level to the extent the supervisory and administrative fee or the supervisory and administrative fee and advisory fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. PIMCO further has contractually agreed, through May 1, 2013, to waive, first, the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the PIMCO Global Multi-Asset Managed Volatility Portfolio in an amount equal to the Underlying PIMCO

Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level to the extent the supervisory and administrative fee or the supervisory and administrative fee and advisory fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. PIMCO further has contractually agreed, through May 1, 2013, to waive, first, the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the PIMCO Global Diversified Allocation Portfolio in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level to the extent the supervisory and administrative fee or the supervisory and administrative fee and advisory fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Portfolio in an amount equal to the administrative fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. PIMCO has also contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Managed Volatility Portfolio in an amount equal to the administrative fee paid to PIMCO by the GMAMV Subsidiary, which cannot be recouped. In addition, to maintain certain net yields for the PIMCO Money Market Portfolio, PIMCO and the Trust’s Distributor, have entered into a fee and expense limitation agreement with the Portfolio pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s supervisory and administrative fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

Supervisory and administrative fees waived and/or expenses reimbursed during the fiscal years ended December 31, 2011, 2010 and 2009 were as follows:

Portfolio	Year Ended 12/31/11		Year Ended 12/31/10	Year Ended 12/31/09
PIMCO CommodityRealReturn® Strategy Portfolio	$306,280		$195,503	$146,879
PIMCO Global Advantage® Strategy Bond Portfolio	26,538	(1)	N/A	N/A
PIMCO Global Multi-Asset Portfolio	153,559		12,464	56,383	(2)
PIMCO Money Market Portfolio	452,108		270,862	114,696
PIMCO Unconstrained Bond Portfolio	44,740	(1)	N/A	N/A
(1)	For the fiscal period May 2, 2011 (the date the Portfolio commenced operations) to December 31, 2011.
(2)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

Previously waived supervisory and administrative fees recouped during the fiscal years ended December 31, 2011, 2010 and 2009 were as follows:

Portfolio	Year Ended 12/31/11		Year Ended 12/31/10	Year Ended 12/31/09
PIMCO Foreign Bond Portfolio (Unhedged)	$ 1,396		$ 1,062	$ 272
PIMCO Global Advantage® Strategy Bond Portfolio	3,271	(1)	N/A	N/A
PIMCO Global Multi-Asset Portfolio	39,444		16,798	0
PIMCO Money Market Portfolio	12,280		12,979	6,980
PIMCO Unconstrained Bond Portfolio	3,414	(1)	N/A	N/A
(1)	For the fiscal period May 2, 2011 (the date the Portfolio commenced operations) to December 31, 2011.

OTHER PIMCO INFORMATION

PIMCO has created the PIMCO Global Advantage Bond Index® (“GLADI®”), an investment-grade global fixed income benchmark. The PIMCO Global Advantage® Strategy Bond Portfolio utilizes GLADI® as a benchmark. PIMCO owns the intellectual property rights to GLADI®, and PIMCO has filed a patent application with respect to certain features of GLADI®. PIMCO has retained an unaffiliated leading financial information services company and global index provider to independently administer and calculate GLADI® (the “Calculation Agent”). The Calculation Agent, using a publicly available rules-based methodology, calculates, maintains and disseminates GLADI®.

PIMCO may from time to time develop methodologies for compiling and calculating a benchmark index. PIMCO may license or sell its intellectual property rights in such methodologies to third parties who may use such methodologies to develop a benchmark index. Such third parties may pay to PIMCO a portion of the subscription or licensing fees the third party receives in connection with such indices. PIMCO may pay out of its own resources a fee to such third parties for certain data related to such indices. A Portfolio may use such an index as the Portfolio’s primary or secondary benchmark index but would not bear any fees for such use.

PORTFOLIO MANAGERS

Other Accounts Managed

The portfolio managers who are primarily responsible for the day-to-day management of the Portfolios also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of December 31, 2011: (i) each portfolio manager of the Portfolios; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Portfolios); and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The Portfolio(s) managed by each portfolio manager, including each Portfolio’s total assets, are listed in the footnotes following the table. Effective October 1, 2012, Saumil Parikh is a portfolio manager of the PIMCO Global Multi-Asset Portfolio and PIMCO Global Multi-Asset Managed Volatility Portfolio. Information pertaining to other accounts managed by Mr. Parikh is as of August 31, 2012.

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Mr. Arnott[1]
Registered Investment Companies	0	N/A	0	N/A
Pooled Investment Vehicles	12	$1,282	9	$1,262
Other Accounts	0	N/A	0	N/A

Mr. Balls[2]
Registered Investment Companies	0	N/A	0	N/A
Pooled Investment Vehicles	19	$10,160	1	$190
Other Accounts	35	$12,387	6	$1,633

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Dr. Bhansali[3]
Registered Investment Companies	23	$8,359	0	N/A
Pooled Investment Vehicles	11	$654	0	N/A
Other Accounts	17	$3,078	1	$3

Dr. Davis[4]
Registered Investment Companies	0	N/A	0	N/A
Pooled Investment Vehicles	1	$339	0	N/A
Other Accounts	2	$307	0	N/A

Mr. Dialynas[5]
Registered Investment Companies	17	$23,280	0	N/A
Pooled Investment Vehicles	16	$14,093	0	N/A
Other Accounts	98	$40,138	9	$5,251

Dr. El-Erian[6]
Registered Investment Companies	3	$9,210	0	N/A
Pooled Investment Vehicles	2	$538	0	N/A
Other Accounts	130	$26,755	1	$204

Mr. Gross[7]
Registered Investment Companies	41	$347,258	0	N/A
Pooled Investment Vehicles	32	$37,210	7	3,171
Other Accounts	69	$36,283	18	8,438

Mr. Jessop[8]
Registered Investment Companies	4	$15,723	0	N/A
Pooled Investment Vehicles	15	$15,110	0	N/A
Other Accounts	15	$1,120	1	$157

Mr. Mather[9]
Registered Investment Companies	9	$14,420	0	N/A
Pooled Investment Vehicles	29	$22,134	3	$1,172
Other Accounts	75	$3,220	12	$5,054

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Mr. Mewbourne[10]
Registered Investment Companies	6	$20,928	0	N/A
Pooled Investment Vehicles	9	$6,838	0	N/A
Other Accounts	66	$20,776	5	$1,062

Mr. Parikh[11]
Registered Investment Companies	12	$5,297.30	0	N/A
Pooled Investment Vehicles	17	$3,120.37	1	$609.76
Other Accounts	88	$43,932.00	7	$4,406.48

Mr. Rodosky[12]
Registered Investment Companies	6	$12,362	0	N/A
Pooled Investment Vehicles	3	$1,214	0	N/A
Other Accounts	136	$47,338	10	$3,290

Mr. Schneider[13]
Registered Investment Companies	7	$58,823	0	N/A
Pooled Investment Vehicles	5	$4,980	0	N/A
Other Accounts	33	$24,444	0	N/A

Mr. Toloui[14]
Registered Investment Companies	2	$8,684	0	N/A
Pooled Investment Vehicles	12	$14,333	0	N/A
Other Accounts	8	$1,637	3	$425

Ms. Tournier[15]
Registered Investment Companies	2	237	0	N/A
Pooled Investment Vehicles	7	$4,523	1	$498
Other Accounts	22	$4,777	2	$540

Mr. Worah[16]
Registered Investment Companies	22	$64,231	0	N/A
Pooled Investment Vehicles	18	$9,784	0	N/A
Other Accounts	65	$26,145	13	$3,143

1 Mr. Arnott manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2011, is in parenthesis next to its name): PIMCO All Asset ($954.9 million) and PIMCO All Asset All Authority PIMCO All Asset All Authority (which had not commenced operations as of December 31, 2011).

2 Mr. Balls co-manages the PIMCO Global Advantage® Strategy Bond Portfolio, ($146.7 million).

3 Dr. Bhansali co-manages the PIMCO Global Multi-Asset Portfolio, ($1,730.8 million). Dr. Bhansali also co-

manages the PIMCO Global Multi-Asset Managed Volatility Portfolio (which had not commenced operations as of December 31, 2011) and the PIMCO Global Diversified Allocation Portfolio (which had not commenced operations as of December 31, 2011).

4 Dr. Davis co-manages the PIMCO Global Diversified Allocation Portfolio (which had not commenced operations as of December 31, 2011).

5 Mr. Dialynas manages the PIMCO Unconstrained Bond Portfolio, ($160 million).

6 Dr. El-Erian co-manages the PIMCO Global Multi-Asset Portfolio, ($1,730.8 million). Dr. El-Erian also co-manages the PIMCO Global Advantage® Strategy Bond Portfolio, ($146.7 million). Dr. El-Erian also co-manages the PIMCO Global Multi-Asset Managed Volatility Portfolio (which had not commenced operations as of December 31, 2011).

7 Mr. Gross manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2011, is in parenthesis next to its name): PIMCO Low Duration ($1,744.1 million) and PIMCO Total Return ($9,065.3 million).

8 Mr. Jessop manages the PIMCO High Yield Portfolio, ($803.5 million).

9 Mr. Mather manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2011, is in parenthesis next to its name): PIMCO Foreign Bond (U.S. Dollar Hedged) ($78.2 million) and PIMCO Foreign Bond (Unhedged) ($48.6 million).

10 Mr. Mewbourne also co-manages the PIMCO Global Multi-Asset Portfolio, ($1,730.8 million). Mr. Mewbourne also co-manages the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Diversified Income Portfolio (which have not commenced operations as of December 31, 2011).

11 Effective October 1, 2012, Mr. Parikh manages the PIMCO Global Bond Portfolio (Unhedged), ($483.8 million). Mr. Parikh also co-manages the PIMCO Global Multi-Asset Portfolio, ($1,730.8 million). Mr. Parikh also co-manages the PIMCO Global Multi-Asset Managed Volatility Portfolio (which had not commenced operations as of December 31, 2011).

12 Mr. Rodosky manages the PIMCO Long-Term U.S. Government Portfolio, ($174.1 million).

13 Mr. Schneider manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2011, is in parenthesis next to its name): PIMCO Money Market ($243 million) and PIMCO Short-Term ($69.6 million).

14 Mr. Toloui manages the PIMCO Emerging Markets Bond Portfolio, ($3,608.6 million). Mr. Toloui also co-manages the PIMCO Global Advantage® Strategy Bond Portfolio, ($146.7 million).

15 Ms. Tournier manages the PIMCO Diversified Income Portfolio (which had not commenced operations as of December 31, 2011).

16 Mr. Worah manages the following Portfolios (each Portfolio’s total assets under management, as of December 31, 2011, is in parenthesis next to its name): PIMCO CommodityRealReturn® Strategy ($705.4 million) and PIMCO Real Return ($3,608.6 million).

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

PIMCO All Asset and PIMCO All Asset All Authority Portfolios. Because the PIMCO All Asset and the PIMCO All Asset All Authority Portfolios invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

—

Base Salary - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

—

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

—

Equity or Long Term Incentive Compensation – Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

—

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

—	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

—	Amount and nature of assets managed by the portfolio manager;

—	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

—	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

—	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

—	Contributions to asset retention, gathering and client satisfaction;

—	Contributions to mentoring, coaching and/or supervising; and

—	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Research Affiliates. Robert D. Arnott, through his family trust, is the majority owner and sole voting member of Research Affiliates Global Holdings, LLC the sole member of Research Affiliates. Mr. Arnott receives a fixed base salary from Research Affiliates and periodic capital distributions from Research Affiliates Global Holdings. Capital distributions are not fixed, rather they are dependent upon profits generated by Research Affiliates. Mr. Arnott’s compensation as manager is not dependent on the performance of the Portfolios. Research Affiliates also has a defined benefit plan.

The following table provides a list of the benchmarks for each Portfolio:

Portfolio	Benchmark Index
PIMCO All Asset	Barclays Capital U.S. TIPS: 1-10 Year Index Consumer Price Index + 500 Basis points
PIMCO All Asset All Authority	S&P 500 Index Consumer Price Index +650 Basis Points
PIMCO CommodityRealReturn® Strategy	Dow Jones-UBS Commodity Index Total Return
PIMCO Diversified Income

Barclays Capital Global Credit Hedged USD Index
1/3 each—Barclays Capital Global Aggregate Credit Component; BofA Merrill Lynch Global High Yield BB-B Rated Constrained; JPMorgan EMBI Global (All USD Hedged)

PIMCO Emerging Markets Bond	JPMorgan Emerging Markets Bond Index (EMBI) Global
PIMCO Foreign Bond (Unhedged)	JPMorgan GBI Global ex-US FX NY Index Unhedged in USD
PIMCO Foreign Bond (U.S. Dollar-Hedged)	JPMorgan GBI Global ex-US Index Hedged in USD
PIMCO Global Advantage® Strategy Bond	Barclays Capital U.S. Aggregate Index PIMCO Global Advantage Bond Index
PIMCO Global Bond (Unhedged)	JPMorgan GBI Global FX NY Index Unhedged in USD

Portfolio	Benchmark Index
PIMCO Global Diversified Allocation	MSCI World Index 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
PIMCO Global Multi-Asset	MSCI World Index 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
PIMCO Global Multi-Asset Managed Volatility	MSCI World Index 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
PIMCO High Yield	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index
PIMCO Long-Term U.S. Government	Barclays Capital Long-Term Treasury Index
PIMCO Low Duration	BofA Merrill Lynch 1-3 Year U.S. Treasury Index
PIMCO Money Market	Citigroup 3-Month Treasury Bill Index Lipper Money Market Fund Index
PIMCO Real Return	Barclays Capital U.S. TIPS Index
PIMCO Short-Term	Citigroup 3-Month Treasury Bill Index
PIMCO Total Return	Barclays Capital U.S. Aggregate Index
PIMCO Unconstrained Bond	3 Month USD LIBOR Index

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Portfolios beneficially owned as of December 31, 2011, by each portfolio manager of the Portfolios.

Portfolio Manager	Portfolios Managed by Portfolio Manager	Dollar Range of Shares Owned
Arnott	PIMCO All Asset	None
	PIMCO All Asset All Authority*	N/A
Balls	PIMCO Global Advantage® Strategy Bond	None
Bhansali	PIMCO Global Diversified Allocation*	N/A
	PIMCO Global Multi-Asset	None
	PIMCO Global Multi-Asset Managed Volatility*	N/A
Davis	PIMCO Global Diversified Allocation*	N/A
Dialynas	PIMCO Unconstrained Bond	None
	PIMCO Global Advantage® Strategy Bond	None
El-Erian	PIMCO Global Multi-Asset	None
	PIMCO Global Multi-Asset Managed Volatility*	N/A
Gross	PIMCO Low Duration	None
	PIMCO Total Return	None
Jessop	PIMCO High Yield	None
Mather	PIMCO Foreign Bond (Unhedged)	None
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	None
Schneider	PIMCO Money Market	None
	PIMCO Short-Term	None
Mewbourne	PIMCO Diversified Income*	N/A

Portfolio Manager	Portfolios Managed by Portfolio Manager	Dollar Range of Shares Owned
	PIMCO Global Multi-Asset	None
	PIMCO Global Multi-Asset Managed Volatility*	N/A
Parikh**	PIMCO Global Bond (Unhedged)	None
	PIMCO Global Multi-Asset	None
	PIMCO Global Multi-Asset Managed Volatility*	None
Rodosky	PIMCO Long-Term U.S. Government	None
Toloui	PIMCO Emerging Markets Bond	None
	PIMCO Global Advantage® Strategy Bond	None
Tournier	PIMCO Diversified Income*	N/A
Worah	PIMCO CommodityRealReturn® Strategy	None
	PIMCO Real Return	None

*	As of December 31, 2011, the Portfolio was not offered for sale and had not commenced investment operations.
**

As of October 1, 2012, Mr. Parikh co-manages the PIMCO Global Multi-Asset Portfolio and PIMCO Global Multi-Asset Managed Volatility Portfolio. As of June 30, 2012, to the best of the Trust’s knowledge, Mr. Parikh did not own any shares of the PIMCO Global Multi-Asset Portfolio or PIMCO Global Multi-Asset Managed Volatility Portfolio.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board of Trustees. The Distributor is a direct subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to a Portfolio or a class without penalty, at any time, by the Portfolio or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each Portfolio and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract; the Supervision and Administration Agreement or the Distribution Plan described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Portfolios or a class of a Portfolio, it may continue in effect with respect to any Portfolio or other class thereof as to which it has not been terminated (or has been renewed).

The Trust may offer up to four classes of shares: the Institutional Class, the Administrative Class, the Advisor Class and Class M. The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Portfolio represent an equal pro rata interest in such Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Board of Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Portfolio. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Administrative Services Plan for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Portfolio pursuant to Rule 12b-1 under the 1940 Act (the “Administrative Plan”).

Under the terms of the Administrative Plan, the Trust is permitted to compensate, out of the assets attributable to the Administrative Class shares of each Portfolio, in an amount up to 0.15% on an annual basis of the respective average daily net assets of the Portfolio’s Administrative Class, the Distributor for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolios. The fee payable pursuant to the Plan may be used by the Distributor to provide or procure services including, among other things: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

Prior to April 1, 2012, the Trust had adopted a Services Plan for Class M shares of each Portfolio. The fees paid pursuant to the Services Plan for Class M shares of each Portfolio that was operational during the fiscal years ended December 31, 2011, 2010 and 2009 are reflected in the table below. The fees paid pursuant to the Administrative Plan for Administrative Class shares of each Portfolio that was operational during the fiscal years ended December 31, 2011, 2010 and 2009 were as follows:

Portfolio	Year Ended 12/31/11		Year Ended 12/31/10	Year Ended 12/31/09
PIMCO All Asset Portfolio - Administrative Class	$724,101		$473,174	$297,547
PIMCO All Asset Portfolio - Class M	156,227		127,338	86,172
PIMCO CommodityRealReturn® Strategy Portfolio	917,189		700,897	506,022
PIMCO Emerging Markets Bond Portfolio	458,201		354,879	226,761
PIMCO Foreign Bond Portfolio (Unhedged)	12,966		16,305	7,517
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	113,717		121,487	102,633
PIMCO Global Advantage® Strategy Bond Portfolio	129,764	(1)	N/A	N/A
PIMCO Global Bond Portfolio (Unhedged)	698,243		749,132	588,278
PIMCO Global Multi-Asset Portfolio	391,460		109,946	4,846	(2)
PIMCO High Yield Portfolio	1,026,192		858,424	607,793
PIMCO Long-Term U.S. Government Portfolio	214,706		208,336	201,723
PIMCO Low Duration Portfolio	1,972,568		1,607,139	1,067,304

Portfolio	Year Ended 12/31/11		Year Ended 12/31/10	Year Ended 12/31/09
PIMCO Money Market Portfolio	63,428		77,592	89,621
PIMCO Real Return Portfolio	3,909,041		3,055,123	2,150,005
PIMCO Short-Term Portfolio	50,861		37,568	24,837
PIMCO Total Return Portfolio	11,227,117		9,871,600	6,987,612
PIMCO Unconstrained Bond Portfolio	135,454	(1)	N/A	N/A
(1)	For the fiscal period May 2, 2011 (the date the Portfolio commenced operations) to December 31, 2011.
(2)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

PIMCO may pay, out of its own assets and at no cost to the Portfolios, amounts to certain financial intermediaries in connection with the provision of administrative and/or distribution services with respect to the Portfolios. For the fiscal year ended December 31, 2010, the amount PIMCO paid intermediaries out of its own assets for costs associated with these administrative and distribution services, on behalf of the Portfolios was approximately $27,606,240 on behalf of the Portfolios.

In accordance with Rule 12b-1 under the 1940 Act, the Administrative Plan may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Administrative Plan without approval of a majority of the outstanding Administrative Class shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Administrative Plan or any agreements related to it (the “Administrative Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Administrative Plan and any related amendments. The Administrative Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Administrative Plan Trustees. The Administrative Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Administrative Plan Trustees. The Administrative Plan may be terminated at any time, without penalty, by vote of a majority of the Administrative Plan Trustees or by a vote of a majority of the outstanding Administrative Class shares of a Portfolio. Pursuant to the Administrative Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Administrative Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of asset-based sales charges (“distribution fees”) that may be paid by mutual funds out of their assets. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services) are not subject to these limits on distribution fees. The Trust believes that some, if not all, of the fees paid pursuant to the Administrative Plan will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, FINRA rules limit service fees to 0.25% of a Portfolio’s average annual net assets.

Fees Paid Pursuant to the Administrative Plan Waived

To maintain certain net yields for the PIMCO Money Market Portfolio, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with the PIMCO Money Market Portfolio (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any service fees applicable to a class of the PIMCO Money Market Portfolio; (ii) second, to the extent necessary, the PIMCO Money Market Portfolio’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the PIMCO Money Market Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Money Market Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the PIMCO Money Market Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the PIMCO Money Market Portfolio to maintain a negative yield.

Fees paid pursuant to the Administrative Plan waived during the fiscal years ended December 31, 2011, 2010 and 2009 were as follows:

Portfolio	Year Ended 12/31/11		Year Ended 12/31/10	Year Ended 12/31/09
PIMCO Global Advantage® Strategy Bond Portfolio	$ 369(	1)	N/A	N/A
PIMCO Money Market Portfolio	63,428		$ 77,592	$ 74,311
PIMCO Unconstrained Bond Portfolio	4,365(	1)	N/A	N/A
(1)	For the fiscal period May 2, 2011 (the date the Portfolio commenced operations) to December 31, 2011.

Distribution and Servicing Plans for Advisor Class and Class M Shares

The Trust has adopted Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolios (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Servicing Plans permit the Portfolios to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolios to make total payments at an annual rate of up to 0.25% of a Portfolio’s average daily net assets attributable to its Advisor Class or Class M shares, respectively (the “Distribution Fee”).

The Distribution Fee may be used by the Distributor to provide or procure services including, among other things: (1) the printing and mailing of Portfolios prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (2) the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Portfolios; (3) holding seminars and sales meetings designed to promote the distribution of the shares of the Portfolios; (4) obtaining information and providing explanations to wholesale and retail distributors of variable insurance contracts regarding the investment objectives and policies and other information about the Portfolios, including the performance of the Portfolios; (5) training sales personnel regarding the Portfolios; (6) providing compensation to insurance companies whose variable insurance contracts use the Portfolios as investment vehicles; (7) compensating financial intermediaries for services performed and expenses incurred in connection with the sale of shares of the Portfolios; and (8) financing any other activity that is primarily intended to result in the sale of shares of the Portfolios. The Distribution and Servicing Plans permit payment for services in connection with the administration of plans or programs that use Advisor Class and/or Class M shares of the Portfolios, respectively, as their funding medium.

The Distribution and Servicing Plan for Class M shares also permits the Portfolios to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate with respect to each Portfolio not to exceed 0.20% of the average daily net assets of the Portfolio attributable to Class M shares (the “Servicing Fee”). The Servicing Fee may be used by the

Distributor to provide or procure services including, among other things: teleservicing support in connection with the Portfolios; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolios and answering questions concerning the Trust and the Portfolios, including questions respecting investors’ interests in the Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation.

In accordance with Rule 12b-1 under the 1940 Act, a Distribution and Servicing Plan may not be amended to increase materially the costs which either Advisor Class or Class M shareholders may bear under the respective Distribution and Servicing Plan without approval of a majority of the outstanding Advisor Class or Class M shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the applicable Distribution and Servicing Plan or any agreements related to it (“Distribution and Servicing Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan and any related amendments. A Distribution and Servicing Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Distribution and Servicing Plan Trustees. The Distribution and Servicing Plans shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Distribution and Servicing Plan Trustees. A Distribution and Servicing Plan may be terminated at any time, without penalty, by vote of a majority of the Distribution Plan Trustees or by a vote of a majority of the outstanding Advisor Class shares or Class M shares of the Portfolio (as the case may be). Pursuant to each Distribution and Servicing Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Prior to April 1, 2012, the Trust had adopted a separate Distribution Plan for Class M shares of each Portfolio. The fees paid pursuant to the Distribution Plan for Class M shares of each Portfolio that was operational during the fiscal years ended December 31, 2011, 2010 and 2009 are reflected in the table below. The fees paid pursuant to the Advisor Class Plan by each Portfolio that was operational during the fiscal years ended December 31, 2011, 2010 and 2009 were as follows:

Portfolio	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
PIMCO All Asset Portfolio - Advisor Class	$851,496	$2,030,825	$3,532,266
PIMCO All Asset Portfolio - Class M	195,207	158,627	109,328
PIMCO CommodityRealReturn® Strategy Portfolio	361,994	241,430	157,917
PIMCO Emerging Markets Bond Portfolio	63,115	47,116	18,170
PIMCO Foreign Bond Portfolio (Unhedged)	85,369	53,399	8,339	(1)
PIMCO Global Bond Portfolio (Unhedged)	108,329	63,157	20,948
PIMCO Global Diversified Allocation Portfolio(4)	N/A	N/A	N/	A
PIMCO Global Multi-Asset Portfolio	2,827,973	862,297	10,596	(2)
PIMCO High Yield Portfolio	61,637	33,852	7,972
PIMCO Long-Term U.S. Government Portfolio	11,787	3,069	37	(3)
PIMCO Low Duration Portfolio	884,839	633,075	182,365
PIMCO Real Return Portfolo	789,273	203,728	63,139
PIMCO Short-Term Portfolio	55,359	13,079	84	(3)
PIMCO Total Return Portfolio	2,053,585	914,000	335,952
(1)	For the fiscal period March 31, 2009 (the date the Class commenced operations) to December 31, 2009.

(2)	For the fiscal period April 15, 2009 (the date the Class commenced operations) to December 31, 2009.
(3)	For the fiscal period September 30, 2009 (the date the Class commenced operations) to December 31, 2009.
(4)	The Class commenced operations on [ ].

Additional Information About the Shares

PIMCO and its affiliates may pay, out of their own assets and at no cost to the Portfolios, amounts to certain financial intermediaries for services in connection with the provision of administrative and/or distribution services with respect to the Portfolios, including services primarily intended to result in the sale of shares of the Portfolios. Such payments, and other payments described herein, may be significant to the payors and the payees.

Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Portfolios. These services may include the provision of ongoing information concerning the Portfolios and their investment performance, responding to shareholder inquiries, assisting with purchases and redemptions of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services out of PIMCO’s own resources. These payments may be made from profits received by PIMCO from management fees paid to PIMCO by the Portfolios. Such activities by PIMCO may provide incentives to financial institutions to purchase or market shares of the Portfolios. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

Additionally, from time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Portfolios. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Trust. Such activities may provide incentives to financial institutions to sell shares of the Portfolios. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

Institutional Class, Administrative Class, Advisor Class and Class M shares of the Trust may also be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class, Advisor Class and Class M shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases, Exchanges and Redemptions

Variable Contract Owners do not deal directly with the Portfolios to purchase, redeem, or exchange shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Accounts that invest in the Portfolios.

Shares of a Portfolio may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

A separate account holding shares of any Portfolio may exchange shares of such Portfolio for shares of any other Portfolio of the Trust, within the same class on the basis of their respective net asset values. Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset value determined at the close of the next business day.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.

Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem by payment in kind of securities held in the Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Portfolios also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Portfolios, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Portfolios and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Portfolios, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Portfolios, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Portfolio and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

For the fiscal years ended December 31, 2011, 2010 and 2009, the following amounts of brokerage commissions were paid by each operational Portfolio listed below:

Portfolio(1)	Year Ended 12/31/11		Year Ended 12/31/10	Year Ended 12/31/09
PIMCO CommodityRealReturn® Strategy Portfolio	$18,514		$10,220	$17,531
PIMCO Emerging Markets Bond Portfolio	1,345		8,460	9,876
PIMCO Foreign Bond Portfolio (Unhedged)	2,951		655	238
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	5,439		1,768	3,895
PIMCO Global Advantage® Strategy Bond Portfolio	1,887	(2)	N/A	N/A
PIMCO Global Bond Portfolio (Unhedged)	23,356		11,449	34,472
PIMCO Global Multi-Asset Portfolio	552,885		104,051	1,421	(3)

Portfolio(1)	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
PIMCO High Yield Portfolio	228	2,044	26,166
PIMCO Long-Term U.S. Government Portfolio	1,571	3,415	2,775
PIMCO Low Duration Portfolio	53,661	32,550	19,810
PIMCO Real Return Portfolio	43,533	29,633	30,078
PIMCO Short-Term Portfolio	326	833	1,350
PIMCO Total Return Portfolio	376,558	360,403	171,145
PIMCO Unconstrained Bond Portfolio	2,962(2)	N/A	N/A
(1)

Changes in the aggregate amount of brokerage commissions paid by a Portfolio from year-to-year may be attributable to changes in the asset size of the Portfolio, the volume of portfolio transactions effected by the Portfolio, the types of instruments in which the Portfolio invests, or the rates negotiated by PIMCO on behalf of the Portfolio.

(2)	For the fiscal period May 2, 2011 (the date the Portfolio commenced operations) to December 31, 2011.
(3)	For the fiscal period April 15, 2009 (the date the Portfolio commenced operations) to December 31, 2009.

PIMCO places orders for the purchase and sale of portfolio investments for the Portfolios’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Portfolios, PIMCO will seek the best execution of the Portfolios’ orders. In doing so, a Portfolio may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Portfolio shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Portfolio shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO also may receive research or research related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio if the commissions paid to such an affiliated broker-dealer by a Portfolio do not exceed one per centum of the purchase or sale price of such securities.

Since the securities in which certain Portfolios invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.

SEC rules further require that commissions paid to such an affiliated broker dealer, or PIMCO by a Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Portfolios did not pay any commissions to affiliated brokers during the fiscal years ended December 31, 2011, 2010 and 2009.

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of each operational Portfolio’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended December 31, 2011:

PIMCO All Asset Portfolio

State Street Bank & Trust Co.	500

PIMCO CommodityRealReturn® Strategy Portfolio
Morgan Stanley & Co., Inc.	36,135
Citigroup Global Markets, Inc.	33,868
Banc of America Securities LLC	19,556
Goldman Sachs & Co.	13,590
Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,968
JPMorgan Chase & Co.	6,518
Deutsche Bank Securities, Inc.	6,034
RBS Securities, Inc.	5,003
UBS Securities LLC	3,471
Credit Suisse (USA), Inc.	2,846
State Street Bank & Trust Co.	753

PIMCO Emerging Markets Bond Portfolio
Greenwich Capital Markets, Inc.	3,896
Citigroup Global Markets, Inc.	1,009
State Street Bank & Trust Co.	733
Barclays Capital, Inc.	552
Banc of America Securities LLC	442
JPMorgan Chase & Co.	93
Goldman Sachs & Co.	16
Morgan Stanley & Co., Inc.	8
PIMCO Foreign Bond Portfolio (Unhedged)
JPMorgan Chase & Co.	683
Banc of America Securities LLC	573
State Street Bank & Trust Co.	405
Merrill Lynch, Pierce, Fenner & Smith, Inc.	391
Credit Suisse (USA), Inc.	266
Goldman Sachs & Co.	220
Morgan Stanley & Co., Inc.	184
Citigroup Global Markets, Inc.	134
RBS Securities, Inc.	113
Deutsche Bank Securities, Inc.	32
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)
JPMorgan Chase & Co.	1,966
Banc of America Securities LLC	1,282
Merrill Lynch, Pierce, Fenner & Smith, Inc.	875
Greenwich Capital Markets, Inc.	653
Citigroup Global Markets, Inc.	623
Morgan Stanley & Co., Inc.	499
Goldman Sachs & Co.	355
State Street Bank & Trust Co.	331
Credit Suisse (USA), Inc.	141
Deutsche Bank Securities, Inc.	63
PIMCO Global Advantage® Strategy Bond Portfolio
JPMorgan Chase & Co.	2,180
RBS Securities, Inc.	1,644
Banc of America Securities LLC	1,044
State Street Bank & Trust Co.	1,020
Goldman Sachs & Co.	663
Citigroup Global Markets, Inc.	648
Morgan Stanley & Co., Inc.	612
Merrill Lynch, Pierce, Fenner & Smith, Inc.	592
PIMCO Global Bond Portfolio (Unhedged)
Banc of America Securities LLC	38,633
Citigroup Global Markets, Inc.	19,180
JPMorgan Chase & Co.	18,208
Merrill Lynch, Pierce, Fenner & Smith, Inc.	12,667
UBS Securities LLC	8,862
Morgan Stanley & Co., Inc.	5,548
Goldman Sachs & Co.	3,655

State Street Bank & Trust Co.	1,579
Deutsche Bank Securities, Inc.	363
Credit Suisse (USA), Inc.	151
PIMCO Global Multi-Asset Portfolio
Banc of America Securities LLC	39,200
JPMorgan Chase & Co.	10,200
Goldman Sachs & Co.	10,000
Credit Suisse (USA), Inc.	7,300
Citigroup Global Markets, Inc.	1,571
State Street Bank & Trust Co.	871
PIMCO High Yield Portfolio
Banc of America Securities LLC	12,000
Greenwich Capital Markets, Inc.	7,437
Barclays Capital, Inc.	2,644
Goldman Sachs & Co.	2,114
JPMorgan Chase & Co.	1,657
UBS Securities LLC	1,267
Citigroup Global Markets, Inc.	39
Morgan Stanley & Co., Inc.	29
PIMCO Long-Term U.S. Government Portfolio
Banc of America Securities LLC	3,693
JPMorgan Chase & Co.	2,078
Citigroup Global Markets, Inc.	402
State Street Bank & Trust Co.	375
Goldman Sachs & Co.	138
Credit Suisse (USA), Inc.	44
PIMCO Low Duration Portfolio
JPMorgan Chase & Co.	25,119
Goldman Sachs & Co.	18,228
Citigroup Global Markets, Inc.	16,047
Banc of America Securities LLC	14,277
Merrill Lynch, Pierce, Fenner & Smith, Inc.	12,607
Greenwich Capital Markets, Inc.	5,206
UBS Securities LLC	3,742
State Street Bank & Trust Co.	3,388
Credit Suisse (USA), Inc.	2,668
Morgan Stanley & Co., Inc.	1,841
PIMCO Money Market Portfolio
Goldman Sachs & Co.	25,114
Citigroup Global Markets, Inc.	24,100
Morgan Stanley & Co., Inc.	12,024
Barclays Capital, Inc.	11,600
Deutsche Bank Securities, Inc.	11,600
JPMorgan Chase & Co.	11,007
RBS Securities, Inc.	11,000
Banc of America Securities LLC	10,912
Credit Suisse (USA), Inc.	9,600
State Street Bank & Trust Co.	121

PIMCO Real Return Portfolio
Citigroup Global Markets, Inc.	77,209
Greenwich Capital Markets, Inc.	48,771
Banc of America Securities LLC	38,213
Credit Suisse (USA), Inc.	33,835
Merrill Lynch, Pierce, Fenner & Smith, Inc.	32,401
Morgan Stanley & Co., Inc.	29,826
JPMorgan Chase & Co.	27,378
Goldman Sachs & Co.	19,327
UBS Securities LLC	4,165
Barclays Capital, Inc.	2,090
Deutsche Bank Securities, Inc.	665
PIMCO Short-Term Portfolio
Greenwich Capital Markets, Inc.	2,950
Citigroup Global Markets, Inc.	1,854
Credit Suisse (USA), Inc.	781
Merrill Lynch, Pierce, Fenner & Smith, Inc.	721
State Street Bank & Trust Co.	595
Morgan Stanley & Co., Inc.	564
JPMorgan Chase & Co.	478
Banc of America Securities LLC	470
Barclays Capital, Inc.	349
Goldman Sachs & Co.	33
PIMCO Total Return Portfolio
JPMorgan Chase & Co.	240,212
Citigroup Global Markets, Inc.	192,613
Banc of America Securities LLC	149,149
Goldman Sachs & Co.	125,071
Morgan Stanley & Co., Inc.	116,295
Barclays Capital, Inc.	65,106
Merrill Lynch, Pierce, Fenner & Smith , Inc.	61,032
Deutsche Bank Securities, Inc.	26,954
RBS Securities, Inc.	20,146
UBS Securities LLC	20,020
State Street Bank & Trust Co.	11,794
Credit Suisse (USA), Inc.	5,737
Citigroup Global Markets, Inc.	1,456
PIMCO Unconstrained Bond Portfolio
Banc of America Securities LLC	4,496
Greenwich Capital Markets, Inc.	3,260
JPMorgan Chase & Co.	2,577
Goldman Sachs & Co.	2,348
Citigroup Global Markets, Inc.	2,309
Barclays Capital, Inc.	1,816
State Street Bank & Trust Co.	1,218
Morgan Stanley & Co., Inc.	465
Merrill Lynch, Pierce, Fenner & Smith, Inc.	401

Portfolio Turnover

A change in the securities held by a Portfolio is known as “portfolio turnover.” PIMCO manages the Portfolios without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Portfolio. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Portfolio that was operational as of the Trust’s most recent fiscal year end are provided in the applicable Prospectuses under the “Financial Highlights.”

The PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying PIMCO Funds (and unaffiliated funds, in the case of the PIMCO Global Diversified Allocation, PIMCO Global Multi-Asset and PIMCO Global Multi-Asset Managed Volatility Portfolios), which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios may also bear expenses directly or indirectly through sales of securities held by the Portfolios and the Underlying PIMCO Funds (and unaffiliated funds, in the case of the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and PIMCO Global Multi-Asset Managed Volatility Portfolios), which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term taxable gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Portfolios (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Portfolios’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Portfolios with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Portfolio. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Portfolios will publicly disclose the complete schedule of each Portfolio’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Portfolio’s complete schedule of portfolio holdings for the most recently completed quarter online at http://pvit.pimco-funds.com/FundReports.aspx, or obtain a copy of the schedule by calling PIMCO at 1-866-746-2606. This information will be available no earlier than the day on which it is transmitted to shareholders in the Portfolios’ annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a fiscal quarter’s end.

The Portfolios file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Portfolios that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at http://www.pimco.com, the Distributor’s website at http://www.PIMCO.com/investments, or by similar means.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Portfolios’ service providers, such as the Portfolios’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

A Portfolio or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Portfolio, including portfolio holdings information, more frequently to certain third parties, such as mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers (e.g., Abel/Noser Corp., FT Interactive Data, etc.) and potential Service Providers that have a legitimate business purpose in receiving such information. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO after determining the requested disclosure is in the best interests of the Portfolio and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed; however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Portfolios’ non-public information provided is the confidential property of the Portfolios and may not be used for any purpose except in connection with the provision of services to the Portfolios and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Portfolios or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Portfolios nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information. Under the Disclosure Policy, the Portfolios or PIMCO may distribute non-specific information about the Portfolios and/or summary information about the Portfolios at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Portfolio’s holdings.

NET ASSET VALUE

Net asset value is determined as indicated under “How Portfolio Shares are Priced” in the Prospectuses. Net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For all Portfolios other than the PIMCO Money Market Portfolio, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and ask quotations obtained from a quotation reporting system, established market makers or independent pricing services. For NASDAQ traded securities, market value also may be determined on the basis of the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The PIMCO Money Market Portfolio’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the PIMCO Money Market Portfolio to adhere to certain conditions. The Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, is required to establish procedures reasonably designed, taking into account current market conditions and the Portfolio’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Board of Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than  1/2 of 1% between the two. The Board of Trustees will take such steps as it considers appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Portfolio also is required to maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks. The Portfolio may not invest more than  1/2 of 1% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category for short-term debt obligations.

Each Portfolio’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Portfolio’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of certain shares of a Portfolio may be lower than the per share net asset value of other shares as a result of different daily expense accruals applicable to different share classes. Generally, when a Portfolio pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Portfolio’s classes.

PORTFOLIO DISTRIBUTIONS

Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins begin earning dividends on Portfolio shares the day after the Trust receives a purchase payment. Dividends paid by each Portfolio with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Portfolio intends to declare and distribute income dividends to shareholders of record.

Portfolio	Declared Daily and Paid Monthly	Declared and Paid Quarterly
PIMCO All Asset Portfolio, PIMCO CommodityRealReturn® Strategy Portfolio, PIMCO Global Diversified Allocation Portfolio, PIMCO Global Multi-Asset Portfolio and PIMCO Global Multi-Asset Managed Volatility Portfolio		•
All other Portfolios	•

In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

A Portfolio’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Portfolio at NAV. A shareholder may elect to invest all distributions in shares of the same class of any other Portfolio which offers that class of shares at NAV. A Shareholder must have an account existing in the Portfolio selected for investment with the identical registered name. This option must be elected when the account is set up.

If a purchase order for shares is received prior to 12:00 noon, Eastern Time, and payment in federal funds is received by the Transfer Agent by the close of the federal fundswire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern Time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Portfolios and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Portfolios. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Portfolio shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Portfolio intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, each Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in the applicable Prospectuses, the PIMCO CommodityRealReturn® Strategy Portfolio, the PIMCO Global Multi-Asset Portfolio and the PIMCO Global Multi-Asset Managed Volatility Portfolio may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling
2006-01, which held that income derived from commodity index-linked swaps would not be qualifying income. As such, each Portfolio’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income, respectively.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. Based on the reasoning in such rulings, each Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary (as discussed below). As discussed below, in July 2011, the IRS suspended the issuance of private letter rulings concluding that income from certain commodity index-linked notes is qualifying income.

As discussed in “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries,” each Portfolio intends to invest a portion of its assets in its Subsidiary, each of which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income. In July 2011, the IRS suspended the issuance of these private letter rulings as well as the private letter rulings discussed above. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation will not adversely impact the tax treatment of the Portfolio’s commodity-linked investments. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from investments in the Subsidiaries does not constitute qualifying income and if such positions were upheld, or if future legislation were to adversely affect the tax treatment of such Portfolio investment, the PIMCO CommodityRealReturn® Strategy Portfolio, the PIMCO Global Multi-Asset Portfolio and the PIMCO Global Multi-Asset Managed Volatility Portfolio might cease to qualify as regulated investment companies and would be required to reduce their exposure to such investments which might result in difficulty in implementing their investment strategies. If the PIMCO CommodityRealReturn® Strategy Portfolio, the PIMCO Global Multi-Asset Portfolio and the PIMCO Global Multi-Asset Managed Volatility Portfolio did not qualify as a regulated investment companies for any taxable year, their taxable income would be subject to tax at the Portfolio level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment companies, the PIMCO CommodityRealReturn® Strategy Portfolio, the PIMCO Global Multi-Asset Portfolio and the PIMCO Global Multi-Asset Managed Volatility Portfolio may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiaries may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of either Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiaries, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain
U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”). The PIMCO CommodityRealReturn® Strategy Portfolio will be treated as a “U.S. shareholder” of the CRRS Subsidiary, the PIMCO Global Multi-Asset Portfolio will be treated as a “U.S. shareholder” of the GMA Subsidiary and the PIMCO Global Multi-Asset Managed Volatility Portfolio will be treated as a “U.S. shareholder” of the GMAMV Subsidiary. As a result, each Portfolio will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by such Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each Portfolio’s recognition of its Subsidiary’s “subpart F income” will increase such Portfolio’s tax basis in its Subsidiary. Distributions by the Subsidiary to its respective Portfolio will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Portfolio’s tax basis in its Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Portfolio.

Based on Revenue Ruling 2006-31, IRS guidance and advice of counsel, each Portfolio will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in its Subsidiary. The use of commodity index-linked notes involves specific risks. Applicable Prospectuses, under the heading “Characteristics and Risks of Securities and Investment Techniques—Derivatives,” provide further information regarding commodity index-linked notes, including the risks associated with these instruments.

As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Portfolio intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. Unless an applicable exception applies, to avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Portfolio intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement.

Distributions

All dividends and distributions of a Portfolio, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Portfolio’s investment company taxable income will be taxable to a U.S. shareholder (such as a Separate Account) as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

A portion of the dividends paid by the Portfolios may qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Portfolio’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Portfolio’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

The PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global
Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios will not be able to offset gains realized by one Underlying PIMCO Fund in which the Portfolios invest against losses realized by another Underlying PIMCO Fund in which the Portfolios invest. Redemptions of shares in an Underlying PIMCO Fund could also result in gain and/or income to the PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios. The Portfolios’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Sales of Shares

Upon the disposition of shares of a Portfolio (whether by redemption, sale or exchange), a shareholder (such as a Separate Account) may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. If a Portfolio redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Depending on the PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios’ percentage ownership in an Underlying PIMCO Fund both before and after a redemption, the Portfolios’ redemption of shares of such Underlying PIMCO Fund may cause the Portfolios to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolios’ tax basis in the shares of the Underlying PIMCO Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying PIMCO Funds directly. Redemptions of shares in an Underlying PIMCO Fund could also cause additional distributable gains to shareholders.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Portfolios may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Portfolio, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Portfolios intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Portfolio as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Portfolio to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Portfolios for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Portfolio’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Portfolio’s distributions may be treated as ordinary income than would have been the case if the Portfolio did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions made by the Portfolio.

Short Sales

Certain Portfolios may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Portfolio, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

Certain Portfolios may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives a so-called “excess distribution” with respect to PFIC stock, the Portfolio itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Portfolio to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC stock. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Portfolio’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Portfolio level under the PFIC rules would generally be eliminated, but the Portfolio could, in limited circumstances, incur nondeductible interest charges. A Portfolio’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Portfolio itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a portfolio that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Portfolios with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged) or PIMCO Global Bond (Unhedged) Portfolios’ total assets at the close of their taxable year consists of securities of foreign corporations, such Portfolio will be eligible to elect to “pass-through” to the Portfolio’s shareholders the amount of foreign income and similar taxes paid by the Portfolio. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Portfolio’s taxable year whether the foreign taxes paid by the Portfolio will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO Emerging Markets Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged) or PIMCO Global Bond (Unhedged) Portfolios’ income will flow through to shareholders of the Trust. With respect to such Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Although the PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios may be entitled to a deduction for such taxes paid by an Underlying PIMCO Fund in which each Portfolio invests, the PIMCO All Asset, the PIMCO All Asset All Authority, the PIMCO Global Diversified Allocation, the PIMCO Global Multi-Asset and the PIMCO Global Multi-Asset Managed Volatility Portfolios will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Portfolio may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Portfolio may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Portfolio may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Portfolio generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Portfolio. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Portfolio.

Constructive Sales

Certain rules may affect the timing and character of gain if a Portfolio engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Portfolio enters into certain transactions in property while holding substantially identical property, the Portfolio would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Portfolio’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Portfolio’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Portfolio will provide information annually to shareholders indicating the amount and percentage of a Portfolio’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

OTHER INFORMATION

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

Under Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Trust Instrument also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Voting Rights

Under the Trust Instrument, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee at any shareholder meeting. The Trustees are required to call a meeting of shareholders if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class. To avoid potential conflicts of interest, to the extent the Portfolios own shares of a money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Portfolios will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectuses or this Statement of Additional Information, the phrase “vote of a majority of the outstanding shares” of a Portfolio (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust).

In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Portfolios will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion to the votes received. The effect of proportional voting is that if a large number of variable contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.

Code of Ethics

The Trust, PIMCO, Research Affiliates and the Distributor each has adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel, subject to the Codes of Ethics, to invest in securities, including securities that may be purchased or held by the Portfolios.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Portfolios. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolios will not occur, and shareholders bear the risk of losses arising from these or other events.

Boston Financial Data Services – Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as transfer agent for the shares of the Portfolios.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for all Portfolios. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

[To be provided by amendment.]

PVIT000SAI_[    ]

PART C.	OTHER INFORMATION

Item 28.

Exhibits:
(a)	(1)	Trust Instrument dated October 3, 1997(1)
	(2)	Schedule A to Trust Instrument dated February 28, 2012(11)
	(3)	Certificate of Trust dated October 3, 1997(1)
(b)	(1)	By-Laws(1)
(c)		Not applicable
(d)	(1)	Amended and Restated Investment Advisory Contract dated February 23, 2009(4)
	(2)	Supplement to Amended and Restated Investment Advisory Contract relating to PIMCO Global Advantage Strategy Bond Portfolio and PIMCO Unconstrained Bond Portfolio dated February 28, 2011(8)
	(3)	Supplement to Amended and Restated Investment Advisory Contract relating to PIMCO Global Multi-Asset Managed Volatility Portfolio dated November 8, 2011(9)
	(4)	Supplement to Amended and Restated Investment Advisory Contract relating to PIMCO Global Diversified Allocation Portfolio dated February 28, 2012(11)
	(5)	Amended and Restated Asset Allocation Sub-Advisory Agreement relating to All Asset Portfolio and All Asset All Authority Portfolio dated December 1, 2010 (8)
(e)	(1)	Amended and Restated Distribution Contract dated April 1, 2012(11)
	(2)	Supplement to Distribution Contract relating to PIMCO Global Advantage Strategy Bond Portfolio and PIMCO Unconstrained Bond Portfolio dated February 28, 2011(8)
	(3)	Supplement to Distribution Contract relating to PIMCO Global Multi-Asset Managed Volatility Portfolio dated November 8, 2011(9)
(f)		Not Applicable
(g)	(1)	Custody and Investment Accounting Agreement dated January 1, 2000(4)
	(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001(4)
	(3)	Amendment to Custody and Investment Accounting Agreement dated March 30, 2010(6)
(h)	(1)	Supervision and Administration Agreement dated August 11, 2008(4)
	(2)	Supplement to Supervision and Administration Agreement relating to Global Multi-Asset Portfolio dated August 12, 2008(4)
	(3)	Supplement to Supervision and Administration Agreement relating to PIMCO Global Advantage Strategy Bond Portfolio and PIMCO Unconstrained Bond Portfolio dated February 28, 2011(8)
	(4)	Supplement to Supervision and Administration Agreement relating to PIMCO Global Multi-Asset Managed Volatility Portfolio dated November 8, 2011(9)
	(5)	Supplement to Supervision and Administration Agreement relating to PIMCO Global Diversified Allocation Portfolio dated February 28, 2012(11)
	(6)	Amendment to Supervision and Administration Agreement dated February 28, 2012(11)
	(7)	Form of Participation Agreement(10)
	(8)	Form of Services Agreement for Administrative Class Shares(11)
	(9)	Form of Services Agreement for Class M Shares(11)
	(10)	Form of PIMCO Services Agreement for Administrative Class Shares(12)
	(11)	Form of PIMCO Services Agreement for Advisor and Class M Shares(12)
	(12)	Form of Selling Agreement for Advisor Class Shares(10)
	(13)	Form of Selling Agreement for Class M Shares(10)
	(14)	Amended and Restated Fee Waiver Agreement relating to PIMCO Cayman Commodity Portfolio I, Ltd. dated February 23, 2009(4)
	(15)	Amended and Restated Fee Waiver Agreement relating to PIMCO Cayman Commodity Portfolio II, Ltd. dated February 23, 2009(4)
	(16)	Fee Waiver Agreement relating to PIMCO Cayman Commodity Portfolio IV, Ltd. dated March 29, 2012(11)

	(17)	Second Amended and Restated Expense Limitation Agreement dated February 23, 2009(4)
	(18)	Third Amended and Restated Expense Limitation Agreement relating to All Asset All Authority Portfolio dated September 26, 2012(13)
	(19)	Third Amended and Restated Expense Limitation Agreement relating to All Asset Portfolio dated September 26, 2012(13)
	(20)	Fourth Amended and Restated Fee Waiver Agreement relating to Global Multi-Asset Portfolio dated July 25, 2011(13)
	(21)	Fee and Expense Limitation Agreement relating to Money Market Portfolio dated February 14, 2011(11)
	(22)	Fee Waiver Agreement relating to PIMCO Global Multi-Asset Managed Volatility Portfolio dated April 10, 2012(11)
	(23)	Fee Waiver Agreement relating to PIMCO Global Diversified Allocation Portfolio dated April 10, 2012(11)
	(24)	PIMCO Cayman Commodity Portfolio I Ltd. Appointment of Agent for Service of Process dated April 25, 2008(2)
	(25)	PIMCO Cayman Commodity Portfolio II Ltd. Appointment of Agent for Service of Process dated November 3, 2008(3)
	(26)	PIMCO Cayman Commodity Portfolio IV Ltd. Appointment of Agent for Service of Process dated March 29, 2012(11)
	(27)	Transfer Agency and Service Agreement dated October 3, 2008(6)
	(28)	Amendment to Transfer Agency and Service Agreement dated July 1, 2010(8)
(i)		Opinion and Consent of Counsel(14)
(j)		Consent of Independent Registered Public Accounting Firm(14)
(k)		Not Applicable
(l)		Not Applicable
(m)	(1)	Distribution and Servicing Plan for Advisor Class Shares dated April 1, 2012 (11)
	(2)	Distribution and Servicing Plan for Class M Shares dated April 1, 2012 (11)
	(3)	Second Amended and Restated Services Plan for Administrative Class Shares dated April 1, 2012 (11)
(n)		Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 dated April 1, 2012(11)
(p)	(1)	Code of Ethics for the Registrant(8)
	(2)	Code of Ethics for PIMCO(8)
	(3)	Code of Ethics for Research Affiliates, LLC(6)
	(4)	Revised Code of Ethics for PIMCO Investments LLC(8)
*		Power of Attorney (7)

(1)	Incorporated by reference from the initial Registration Statement filed on October 3, 1997.
(2)	Incorporated by reference from Post-Effective Amendment No. 34 to the Registration Statement filed April 29, 2008.
(3)	Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement filed December 22, 2008.
(4)	Incorporated by reference from Post-Effective Amendment No. 38 to the Registration Statement filed April 30, 2009.
(5)	Incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement filed February 11, 2010.
(6)	Incorporated by reference from Post-Effective Amendment No. 42 to the Registration Statement filed April 30, 2010.
(7)	Incorporated by reference from Post-Effective Amendment No. 43 to the Registration Statement filed January 11, 2011.
(8)	Incorporated by reference from Post-Effective Amendment No. 44 to the Registration Statement filed March 28, 2011.

(9)	Incorporated by reference from Post-Effective Amendment No. 49 to the Registration Statement filed December 13, 2011.
(10)	Incorporated by reference from Post-Effective Amendment No. 50 to the Registration Statement filed January 9, 2012.
(11)	Incorporated by reference from Post-Effective Amendment No. 55 to the Registration Statement filed April 18, 2012.
(12)	Incorporated by reference from Post-Effective Amendment No. 56 to the Registration Statement filed April 23, 2012.
(13)	Filed herewith.
(14)	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

The Trust, through the PIMCO CommodityRealReturn Strategy Portfolio, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Portfolio I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommodityRealReturn Strategy Portfolio’s annual and semi-annual reports to shareholders.

The Trust, through the PIMCO Global Multi-Asset Portfolio, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Portfolio II Ltd. (“GMA Subsidiary”), a company organized under the laws of the Cayman Islands. The GMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Global Multi-Asset Portfolio’s annual and semi-annual reports to shareholders.

The Trust, through the PIMCO Global Multi-Asset Managed Volatility Portfolio, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Portfolio IV Ltd. (“GMAMV Subsidiary”), a company organized under the laws of the Cayman Islands. The GMAMV Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Global Multi-Asset Managed Volatility Portfolio’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification

Reference is made to Article X of the Registrant’s Trust Instrument (Exhibit (a)(1)) which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of the Investment Adviser

The directors and executive officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections
Amey, Mike	Managing Director, PIMCO
Arnold, Tammie J.	Managing Director, PIMCO
Baker, Brian P.	Managing Director, PIMCO; Director, PIMCO Asia Pte Ltd. and PIMCO Asia Limited (Hong Kong)
Balls, Andrew Thomas	Managing Director, PIMCO
Benz II, William R.	Managing Director, PIMCO
Bhansali, Vineer	Managing Director, PIMCO
Bodereau, Philippe	Managing Director, PIMCO
Bosomworth, Andrew	Managing Director, PIMCO
Bridwell, Jennifer S	Managing Director, PIMCO
Callin, Sabrina C.	Managing Director, PIMCO; Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Cupps, Wendy W.	Managing Director, PIMCO
Dada, Suhail H.	Managing Director, PIMCO
Dawson, Craig A.	Managing Director, PIMCO; Director, PIMCO Europe Ltd.
De Leon, Bill	Managing Director, PIMCO
Dialynas, Chris P.	Managing Director, PIMCO
Durham, Jennifer E.	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
El-Erian, Mohamed A.	Managing Director, Chief Executive Officer and Co- Chief Investment Officer, PIMCO.
Senior Vice President, the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly President and CEO of Harvard Management Co.
Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Gomez, Michael	Managing Director, PIMCO
Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and President of the Trust, PIMCO Funds and PIMCO ETF Trust. Trustee, Chairman and Senior Vice President, PIMCO Equity Series and PIMCO Equity Series VIT. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II
Hodge, Douglas M.	Managing Director and Chief Operating Officer, PIMCO; Trustee and Senior Vice President, the Trust, PIMCO Funds and PIMCO ETF Trust. Senior Vice President, PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)

Name	Business and Other Connections
Holden, Brent L.	Managing Director, PIMCO
Hong, Ki Myung	Managing Director, PIMCO. Formerly, Vice Chairman of Asia Pacific, Bank of America Merrill Lynch
Ivascyn, Daniel J.	Managing Director, PIMCO
Jacobs IV, Lew W.	Managing Director, PIMCO
Kashkari, Neel T.	Managing Director, PIMCO. Trustee and President, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury
Kiesel, Mark R.	Managing Director, PIMCO
Lahr, Chuck	Managing Director, PIMCO
Lown, David C.	Managing Director, PIMCO
Masanao, Tomoya	Managing Director, PIMCO
Mather, Scott A.	Managing Director, PIMCO
Mattu, Ravi K.	Managing Director, PIMCO. Formerly, Head of Research and Strategy, Citadel Securities
McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited. Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited
Mead, Robert	Managing Director, PIMCO
Mewbourne, Curtis A.	Managing Director, PIMCO
Miller, John M.	Managing Director, PIMCO
Mogelof, Eric	Managing Director, PIMCO
Moore, James F.	Managing Director, PIMCO
Ongaro, Douglas J.	Managing Director, PIMCO
Otterbein, Thomas J.	Managing Director, PIMCO
Parikh, Saumil H.	Managing Director, PIMCO
Ravano, Emanuele	Managing Director, PIMCO
Rodosky, Stephen A.	Managing Director, PIMCO
Seidner, Marc Peter	Managing Director, PIMCO
Short, Jonathan D.	Managing Director, PIMCO
Simon, W Scott	Managing Director, PIMCO
Stracke, Christian	Managing Director, PIMCO
Strelow, Peter G.	Managing Director, PIMCO
Takano, Makoto	Managing Director, PIMCO; Director and President, PIMCO Japan Ltd.
Vaden, Andrew Taylor	Managing Director, PIMCO
Wang, Qi	Managing Director, PIMCO
Wilson, Susan L.	Managing Director, PIMCO
Worah, Mihir P.	Managing Director, PIMCO

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Asset Management of America L.P. is 680 Newport Center Drive, Newport Beach, CA 92660.

The address of PS Business Parks, Inc. is 701 Western Avenue, Glendale, CA 91201.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Founder, Chairman, Chief Executive Officer
Hsu, Jason	Chief Investment Officer
Sherrerd, Katrina F.	Chief Operating Officer
Brightman, Christopher	Director, Head of Investment Management
Hattesohl, Joseph	Chief Financial Officer
Harkins, Daniel M.	Chief Legal & Compliance Officer
Larsen, Michael	Director, Head of Affiliate Relations
Li, Feifei	Director, Head of Research

The address of Research Affiliates LLC is 620 Newport Center Drive, Newport Beach, California, 92660.

Item 32.	Principal Underwriter

(a)	PIMCO Investments LLC (the “Distributor”) serves as Distributor of Shares of the Trust.

(b)	The officers of the Distributor are:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Short, Jonathan D.	Chairman	None
Sutherland, Eric M.	President	None
Bishop, Gregory A.	Head of Business Management	None
Martin, Colleen M.	Chief Financial Officer and Financial and Operations Principal	None
Ludwig, Steven C.	Chief Compliance Officer	None
Zucker, Meg	Anti-Money Laundering Compliance Officer	None
Ratner, Joshua D.	Chief Legal Officer	None
Ongaro, Douglas J.	Senior Vice President	None
Wolf, Greggory S.	Vice President	Vice President
Plump, Steven B.	Vice President	None
Johnson, Eric D.	Vice President	Vice President
Harry, Seon L.	Vice President	None

*	The business address of all officers of the Distributor is 1633 Broadway, New York, NY 10019.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California

92660, State Street Bank & Trust Co., 801 Pennsylvania Ave., Kansas City, Missouri 64105, State Street Investment Manager Solutions, 46 Discovery, Suite 150, Irvine, California 92618, State Street Bank & Trust Co. c/o Iron Mountain Information Management, Inc., 1000 Campus Boulevard, Collegeville, Pennsylvania 19426, State Street Bank and Trust Company, One Lincoln Center, Boston, Massachusetts 02111, State Street Institutional Transfer Agency, c/o Iron Mountain, 175 Bearfoot Road, Northborough, Massachusetts 01532 and Schick Databank, 2721 Michelle Drive, Tustin, California 92680.

Item 34.	Management Services

    Not applicable

Item 35.	Undertakings

    Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 59 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Washington in the District of Columbia on the 5th day of December, 2012.

PIMCO VARIABLE INSURANCE TRUST

By:
Brent R. Harris*, President

*By:	/s/ Brendan C. Fox
Brendan C. Fox
as attorney-in fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities and on the dates indicated:

Signature	Title	Date

	Trustee	December 5, 2012
Brent R. Harris*

	Trustee	December 5, 2012
William J. Popejoy*

	Trustee	December 5, 2012
Vern O. Curtis*

	Trustee	December 5, 2012
E. Philip Cannon*

	Trustee	December 5, 2012
J. Michael Hagan*

	Trustee	December 5, 2012
Douglas M. Hodge*

	Trustee	December 5, 2012
Ronald C. Parker*

	Treasurer (Principal Financial and Accounting Officer)	December 5, 2012
John P. Hardaway*

	President (Principal Executive Officer)	December 5, 2012
Brent R. Harris*

*By:	/s/ BRENDAN C. FOX
Brendan C. Fox as attorney-in-fact

*	Pursuant to powers of attorney filed with Post-Effective Amendment No. 43 to the Registration Statement File No. 333-37115 on January 11, 2011.

EXHIBIT LIST

(h)(18)	Third Amended and Restated Expense Limitation Agreement relating to All Asset All Authority Portfolio dated September 26, 2012

(h)(19)	Third Amended and Restated Expense Limitation Agreement relating to All Asset Portfolio dated September 26, 2012

(h)(20)	Fourth Amended and Restated Fee Waiver Agreement relating to Global Multi-Asset Portfolio dated July 25, 2011